HARTFORD LIFE INSURANCE COMPANY                      PUTNAM CAPITAL MANAGER LIFE
P. O. BOX 2999                                           Modified Single Premium
HARTFORD, CT  06104-2999                       Variable Life Insurance Contracts
TELEPHONE (800)231-5453

This prospectus describes Putnam Capital Manager Life, a modified single premium variable life insurance contract ("Contract" or "Contracts") offered by Hartford Life Insurance Company ("Hartford Life") to applicants age 90 and under. The Contract lets the Contract Owner pay a single premium and, subject to restrictions, additional premiums.

The Contract is a modified endowment contract for federal income tax purposes, except in certain cases described under "Federal Tax Considerations," page ___. A LOAN, DISTRIBUTION OR OTHER AMOUNT RECEIVED FROM A MODIFIED ENDOWMENT CONTRACT DURING THE LIFE OF THE INSURED WILL BE TAXED TO THE EXTENT OF ANY ACCUMULATED INCOME IN THE CONTRACT. ANY AMOUNTS THAT ARE TAXABLE WITHDRAWALS WILL BE SUBJECT TO A 10% ADDITIONAL TAX, WITH CERTAIN EXCEPTIONS.

Generally, the minimum initial premium Hartford Life will accept is $10,000.
The initial premium will be allocated to the PCM Money Market Fund Sub-Account. After the Right to Cancel Period has expired, the amount so allocated will be
transferred to the Funds specified in the Contract Owner's application.   The
following underlying investment portfolios ("Funds") of Putnam Variable Trust are available under the Contracts: Putnam VT Asia Pacific Growth Fund, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT U.S. Government and High Quality Bond Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund, and Putnam VT Voyager Fund.

There is no guaranteed minimum Account Value for a Contract. The Account Value of a Contract will vary up or down to reflect the investment experience of the Funds to which premiums have been allocated. The Contract Owner bears the investment risk for all amounts so allocated. The Contract continues in effect while the Cash Surrender Value is sufficient to pay the monthly charges under the Contract ("Deduction Amount"). The Contract may terminate if the Cash Surrender Value is insufficient to cover a Deduction Amount and, after expiration of a specified period, no additional premium payments are made.

The Contracts provide for a Face Amount, which is the minimum death benefit under the Contract. The death benefit ("Death Benefit") may be greater than the Face Amount. The Account Value will, and under certain circumstances the Death Benefit of the Contract may, increase or decrease based on the investment experience of the Funds to which premiums have been allocated. However, while the Contract is in force, the Death Benefit will never be less than the Face Amount. At the death of the Insured, we will pay the death proceeds ("Death Proceeds") to the beneficiary. The Death Proceeds equal the Death Benefit less any Indebtedness under the Contract.

IT MAY NOT BE ADVANTAGEOUS TO PURCHASE VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A VARIABLE LIFE INSURANCE CONTRACT.

THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE APPLICABLE ELIGIBLE FUNDS WHICH CONTAIN A FULL DESCRIPTION OF THOSE FUNDS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PRODUCTS DESCRIBED HEREIN ARE NOT DEPOSITS OF, OR GUARANTEED BY ANY BANK, NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

The date of this Prospectus is May 1, 1996
                               -----------
Revised effective: January 2, 1997
                   ---------------

                                SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCOUNT VALUE: The current value of Accumulation Units plus the value of the Loan Account under the Contract.

ACCUMULATION UNIT: An accounting unit of measure used to calculate the value of a Sub-Account.

ANNUAL WITHDRAWAL AMOUNT: The amount of a surrender or partial withdrawal that is not subject to the contingent deferred sales charge. This amount in any Contract year is the greater of 10% of premiums or 100% of cumulative earnings (Account Value less premiums paid).

CASH SURRENDER VALUE: The Account Value less any contingent deferred sales charge and additional premium tax charge and all Indebtedness.

CODE:  The Internal Revenue Code of 1986, as amended.

CONTRACT ANNIVERSARY:  The yearly anniversary of the Contract Date.

CONTRACT DATE: A date not later than three business days after receipt of the initial premium at Hartford Life's Home Office.

CONTRACT OWNER: The person having rights to benefits under the Contract during the lifetime of the Insured; the Contract Owner may or may not be the Insured.

CONTRACT YEARS:  Annual periods computed from the Contract Date.

COVERAGE AMOUNT:  The Death Benefit less the Account Value.

DEATH BENEFIT:  The greater of (1) the Face Amount specified in the Contract or
(2) the Account Value on the date of death multiplied by a stated percentage as specified in the Contract.

DEATH PROCEEDS: The amount that we will pay on the death of the Insured. This equals the Death Benefit less any Indebtedness.

DEDUCTION AMOUNT: A deduction on the Contract Date and on each Monthly Activity Date for the cost of insurance, a tax expense charge, an administrative charge and a mortality and expense risk charge.

FACE AMOUNT: On the Contract Date, the initial Face Amount is the amount shown on the Contract's Specifications page. Thereafter, the Face Amount is reduced by any partial withdrawals.

FUNDS: Currently, the portfolios of Putnam Variable Trust described on page __ of this Prospectus.

GUIDELINE SINGLE PREMIUM:  The "Guideline Single Premium" as defined in
Section 7702 of the Code.

HOME OFFICE: Currently located at 200 Hopmeadow Street, Simsbury, Connecticut; however the mailing address is P.O. Box 2999, Hartford, Connecticut 06104-2999.

INDEBTEDNESS: All monies owed to Hartford Life by the Contract Owner. These monies include all outstanding loans on the Contract, including any interest due or accrued Deduction Amount or Annual Maintenance Fee.

INSURED:  The person on whose life the Contract is issued.

LOAN ACCOUNT: An account in Hartford Life's General Account, established for any amounts transferred from the Sub-Accounts for requested loans. The Loan Account credits a fixed rate of interest of 4% per annum that is not based on the investment experience of the Separate Account.

MONTHLY ACTIVITY DATE: The day of each month on which the Deduction Amount is deducted from the Account Value of the Contract. Monthly Activity Dates occur on the same day of the month as the Contract Date.

SEPARATE ACCOUNT: Separate Account Five, an account established by Hartford Life to separate the assets funding the Contracts from other assets of Hartford Life.

SUB-ACCOUNT: The subdivisions of the Separate Account used to allocate a Contract Owner's Account Value, less Indebtedness, among the Funds.

TRUST:  Putnam Variable Trust.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

                              TABLE OF CONTENTS

                                                                            PAGE

SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

THE COMPANY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

THE SEPARATE ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Investment Adviser. . . . . . . . . . . . . . . . . . . . . . . . . . .

THE CONTRACT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Application for a Contract. . . . . . . . . . . . . . . . . . . . . . .

     Premiums. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Allocation of Premiums. . . . . . . . . . . . . . . . . . . . . . . . .

     Accumulation Unit Values. . . . . . . . . . . . . . . . . . . . . . . .

DEDUCTIONS AND CHARGES . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Monthly Deductions. . . . . . . . . . . . . . . . . . . . . . . . . . .

     Annual Maintenance Fee. . . . . . . . . . . . . . . . . . . . . . . . .

     Taxes Charged Against the Separate Account. . . . . . . . . . . . . . .

     Charges Against the Funds . . . . . . . . . . . . . . . . . . . . . . .

     Contingent Deferred Sales Charge. . . . . . . . . . . . . . . . . . . .

     Premium Tax Charge. . . . . . . . . . . . . . . . . . . . . . . . . . .

CONTRACT BENEFITS AND RIGHTS . . . . . . . . . . . . . . . . . . . . . . . .

     Death Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Account Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Transfer of Account Value . . . . . . . . . . . . . . . . . . . . . . .

     Contract Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Amount Payable on Surrender of the Contract . . . . . . . . . . . . . .

     Partial Withdrawals . . . . . . . . . . . . . . . . . . . . . . . . . .

     Benefits at Maturity. . . . . . . . . . . . . . . . . . . . . . . . . .

     Lapse and Reinstatement . . . . . . . . . . . . . . . . . . . . . . . .

     Cancellation and Exchange Rights. . . . . . . . . . . . . . . . . . . .

     Suspension of Valuation, Payments and Transfers . . . . . . . . . . . .

LAST SURVIVOR CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . . . . .

OTHER MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Statements to Contract Owners . . . . . . . . . . . . . . . . . . . . .

     Limit on Right to Contest . . . . . . . . . . . . . . . . . . . . . . .

     Misstatement as to Age and Sex. . . . . . . . . . . . . . . . . . . . .

     Payment Options . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Assignment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

EXECUTIVE OFFICERS AND DIRECTORS . . . . . . . . . . . . . . . . . . . . . .

DISTRIBUTION OF THE CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . .

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS . . . . . . . . . . . . . . . .

FEDERAL TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . . .

     General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Taxation of Hartford Life and the Separate Account. . . . . . . . . . .

     Income Taxation of Contract Benefits. . . . . . . . . . . . . . . . . .

     Last Survivor Contracts . . . . . . . . . . . . . . . . . . . . . . . .

     Modified Endowment Contracts. . . . . . . . . . . . . . . . . . . . . .

     Estate and Generation Skipping Taxes. . . . . . . . . . . . . . . . . .

     Diversification Requirements. . . . . . . . . . . . . . . . . . . . . .

     Ownership of the Assets in the Separate Account . . . . . . . . . . . .

     Life Insurance Purchased for Use in Split Dollar Arrangements . . . . .

     Federal Income Tax Withholding. . . . . . . . . . . . . . . . . . . . .

     Non-Individual Ownership of Contracts . . . . . . . . . . . . . . . . .

     Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Life Insurance Purchases by Nonresident Aliens and Foreign Companies. .

LEGAL PROCEEDINGS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

LEGAL MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

EXPERTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

REGISTRATION STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . .

APPENDIX A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


                The Contracts may not be available in all states.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON.

                                   SUMMARY

THE CONTRACT

The Contracts are life insurance contracts with death benefits, cash values, and other traditional life insurance features. The Contracts are "variable." Unlike the fixed benefits of ordinary whole life insurance, the Account Value will, and the Death Benefit may, increase or decrease based on the investment experience of the Funds to which premiums have been allocated. The Contracts are credited with units ("Accumulation Units") to calculate cash values. The Contract Owner may transfer the cash values among the Funds.

The Contracts can be issued on a single life or "last survivor" basis. For a discussion of how last survivor Contracts operate differently from single life Contracts, see "Last Survivor Contracts," page ___.

THE SEPARATE ACCOUNT AND THE FUNDS

Separate Account Five ("Separate Account") funds the variable life insurance Contracts offered by this prospectus. Hartford Life established the Separate Account pursuant to Connecticut insurance law and organized as a unit investment trust registered under the Investment Company Act of 1940. The Contracts currently offer sixteen (16) sub-accounts ("Sub-Accounts"), each investing exclusively in a Fund. If an initial premium is submitted with an application for a Contract, it will be allocated, within three business days of receipt at Hartford Life's Home Office, to the PCM Money Market Fund Sub-Account. After the expiration of the Right to Cancel Period, the values in PCM Money Market Fund Sub-Account will be allocated to one or more of the Funds as specified in the Contract Owner's application. See "The Contract - Allocation of Premiums," page ___.

Currently, the Funds of Putnam Variable Trust available under the Contracts are:
Putnam VT Asia Pacific Growth Fund, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT U.S. Government and High Quality Bond Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund, and Putnam VT Voyager Fund. Applicants should read the prospectus for the Funds accompanying this prospectus in connection with the purchase of a Contract. The investment objectives of the Funds are as set forth in "The Separate Account," page ___.

The following table shows operating expenses of the Funds in 1995:

                        ANNUAL FUND OPERATING EXPENSES
                         (AS PERCENTAGE OF NET ASSETS)

                                                                                  Total Fund
                                                    Management       Other        Operating
                                                       Fees         Expenses       Expenses
                                                  ------------------------------------------
Putnam VT Asia Pacific Growth Fund (1)                 0.80%          0.90%          1.70%
Putnam VT Diversified Income Fund                      0.70%          0.15%          0.85%
Putnam VT Global Asset Allocation Fund                 0.70%          0.14%          0.84%
Putnam VT Global Growth Fund                           0.60%          0.15%          0.75%
Putnam VT Growth and Income Fund                       0.52%          0.05%          0.57%
Putnam VT High Yield Fund                              0.70%          0.09%          0.79%
Putnam VT International Growth Fund (2)                0.80%          0.18%          0.98%
Putnam VT International Growth and (2)                 0.80%          0.17%          0.97%
  Income Fund
Putnam VT International New (2)                        1.20%          0.19%          1.39%
  Opportunities Fund
Putnam VT Money Market Fund                            0.45%          0.12%          0.57%
Putnam VT New Opportunities Fund                       0.70%          0.14%          0.84%
Putnam VT New Value Fund (2)                           0.70%          0.13%          0.83%
Putnam VT U.S. Government and High Quality
  Bond Fund                                            0.61%          0.09%          0.70%
Putnam VT Utilities Growth and Income Fund (3)         0.70%          0.08%          0.78%
Putnam VT Vista Fund (2)                               0.65%          0.16%          0.81%
Putnam VT Voyager Fund                                 0.62%          0.06%          0.68%

---------------------------------------

(1) The annualized total expenses and management fees shown above for the Putnam VT Asia Pacific Growth Fund reflect the termination of an expense limitation in effect for the period. Actual annualized management fees and total expenses would have been 0.33% and 1.22%, respectively.

(2) Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT New Value Fund, and Putnam VT Vista Fund are new funds; operating expenses are based on annualized estimates of such expenses to be incurred in the current fiscal year.

(3) On July 11, 1996, shareholders approved an increase in the fees payable to Putnam Management under the Management Contract for the Putnam VT Utilities Growth and Income Fund. The management fees and total expenses shown in the table have been restated to reflect the increase. Actual management fees and total expenses were 0.60% and 0.68%, respectively.

The investment adviser for all the Funds is Putnam Investment Management, Inc. See "The Separate Account," page ___.

PREMIUMS

The Contract permits the Contract Owner to pay a large single premium and, subject to restrictions, additional premiums. The Contract Owner may choose a minimum initial premium of 80%, 90% or 100% of the Guideline Single Premium (based on the Face Amount). Under current underwriting rules, which are subject to change, Applicants between the ages of 45 and 80 who pay an initial premium of 100% of the Guideline Single Premium are eligible for simplified underwriting without a medical examination if they meet simplified underwriting standards as evidenced in their responses in the application. For Contract Owners who pay an initial premium of 80% or 90% of the Guideline Single Premium or who are below age 45 or above age 80, standard underwriting applies, except that substandard underwriting applies only in those cases that represent substandard risks according to customary underwriting guidelines. Additional premiums are allowed if they do not cause the Contract to fail to meet the definition of a life insurance contract under Section 7702 of the Code. Hartford Life may require evidence of insurability for any additional premiums which increase the Coverage Amount. Generally, the minimum initial premium Hartford Life will accept is $10,000. Hartford Life may accept less than $10,000 under certain circumstances. No premium will be accepted which does not meet the tax qualification guidelines for life insurance under the Code.

DEDUCTIONS AND CHARGES

On the Contract Date and on each Monthly Activity Date, Hartford Life will deduct a Deduction Amount from the Account Value. The Deduction Amount will be made pro rata respecting each Sub-Account attributable to the Contract. The Deduction Amount includes a cost of insurance charge, tax expense charge, administrative charge and a mortality and expense risk charge. The monthly cost of insurance charge is to cover Hartford Life's anticipated mortality costs. In addition, Hartford Life will deduct monthly from the Account Value a tax expense charge equal to an annual rate of 0.40% for the first ten Contract Years. This charge compensates Hartford Life for premium taxes imposed by various states and local jurisdictions and for federal taxes imposed under Section 848 of the Code. The charge includes a premium tax deduction of 0.25% and a federal tax deduction of 0.15%. The premium tax deduction represents an average premium tax of 2.5% of premiums over ten years. Hartford Life will deduct from the Account Value attributable to the Separate Account a monthly administrative charge equal to an annual rate of 0.40%. This charge compensates Hartford Life for administrative expenses incurred in the administration of the Separate Account and the Contracts. Hartford Life will also deduct from the Account Value attributable to the Separate Account a monthly charge equal to an annual rate of 0.90% for the mortality risks and expense risks Hartford Life assumes in relation to the variable portion of the Contracts. If the Cash Surrender Value is not sufficient to cover a Deduction Amount due on any Monthly Activity Date the Contract may lapse. See "Deductions and Charges - Monthly Deductions," page ___ and "Contract Benefits and Rights - Lapse and Reinstatement," page ___.

If the Account Value on a Contract Anniversary is less than $50,000, Hartford Life will deduct on such date an Annual Maintenance Fee of $30. This fee will help reimburse Hartford Life for administrative and maintenance costs of the Contracts. See "Deductions and Charges - Annual Maintenance Fee," page___.

Hartford Life may set up a provision for income taxes against the assets of the Separate Account. See "Deductions and Charges - Charges Against The Separate Account," page ___ and "Federal Tax Considerations," page ___.

Applicants should review the prospectuses for the Funds which accompany this prospectus for a description of the charges assessed against the assets of the Funds.

Upon surrender of the Contract and partial withdrawals in excess of the Annual Withdrawal Amount, a contingent deferred sales charge may be assessed. In Contract Years 1 through 3, this charge is 7.5% of surrendered Account Value attributable to premiums paid. In Contract Years 4 through 5, this charge is
6%.  In Contract Years 6 through 7, this charge  is 4%.   In Contract Years 8
through 9, this charge is 2%. After the 9th Contract Year, there is no charge. The contingent deferred sales charge is imposed to cover a portion of the sales expense incurred by Hartford Life in distributing the Contracts. This expense includes agents commissions, advertising and the printing of prospectuses. See "Deductions and Charges - Contingent Deferred Sales Charge," page ___.

During the first nine Contract Years, an additional premium tax charge will be imposed on surrender or partial withdrawals. See "Deductions and Charges - Premium Tax Charges," page ___.

For a discussion of the tax consequences of surrender of the Contract or a partial withdrawal, see "Federal Tax Considerations," page ___.

DEATH BENEFIT

The Contracts provide for a Face Amount which is the minimum Death Benefit under the Contract. The Death Benefit may be greater than the Face Amount. At the death of the Insured, we will pay the Death Proceeds to the beneficiary. The Death Proceeds equal the Death Benefit less any Indebtedness under the Contract. See "Contract Benefits and Rights - Death Benefit," page ___.

ACCOUNT VALUE

The Account Value of the Contract will increase or decrease to reflect the investment experience of the Funds applicable to the Contract and deductions for the monthly Deduction Amount. There is no minimum guaranteed Account Value and the Contract Owner bears the risk of the investment in the Funds. See "Contract Benefits and Rights - Account Value," page ___.

CONTRACT LOANS

A Contract Owner may obtain one or both of two types of cash loans from Hartford Life. Both types of loans are secured by the Contract. At the time a loan is requested, the aggregate amount of all loans (including the currently applied for loan) may not exceed 90% of the difference of the Account Value less any contingent deferred sales charge and due and unpaid Deduction Amount. See "Contract Benefits and Rights - Contract Loans," page ___.

LAPSE

Under certain circumstances a Contract may terminate if the Cash Surrender Value on any Monthly Activity Date is less than the required Monthly Deduction Amount. Hartford Life will give written notice to the Contract Owner and a 61 day grace period during which additional amounts may be paid to continue the Contract.
See "Contract Benefits and Rights - Contract Loans," page ___ and "Lapse and Reinstatement," page ___.

CANCELLATION AND EXCHANGE RIGHTS

An applicant has a limited right to return his or her Contract for cancellation. If the applicant returns the Contract, by mail or hand delivery, to Hartford Life or to the agent who sold the Contract, to be cancelled within 10 days after delivery of the Contract to the applicant (in certain cases, this free-look period is longer), Hartford Life will return to the applicant within 7 days thereafter the greater of the premiums paid for the Contract or the sum of
(1) the Account Value on the date the returned Contract is received by Hartford Life or its agent and (2) any deductions under Contract or by the Funds for taxes, charges or fees.

In addition, once the Contract is in effect it may be exchanged during the first 24 months after its issuance for a permanent life insurance contract on the life of the Insured without submitting proof of insurability. See "Contract Benefits and Rights - Cancellation and Exchange Rights," page ___.

TAX CONSEQUENCES

The current Federal tax law generally excludes all death benefit payments from the gross income of the Contract beneficiary. The Contracts generally will be treated as modified endowment contracts. This status does not affect the Contracts' classification as life insurance, nor does it affect the exclusion of death benefit payments from gross income. However, loans, distributions or other amounts received under a modified endowment contract are taxed to the extent of accumulated income in the Contract (generally, the excess of Account Value over premiums paid) and may be subject to a 10% penalty tax. See "Federal Tax Considerations," page ___.

                                 THE COMPANY

Hartford Life Insurance Company ("Hartford Life") was originally incorporated under the laws of Massachusetts on June 5, 1902. It was subsequently redomiciled to Connecticut. It is a stock life insurance company engaged in the business of writing health and life insurance, both individual and group, in all states of the United States and the District of Columbia. The offices of Hartford Life are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999.

Hartford Life is ultimately 100% owned by Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. On December 20, 1995, Hartford Fire Insurance Company became an independent, publicly traded corporation.

Hartford Life is rated A+ (superior) by A.M. Best and Company, Inc., on the basis of its financial soundness and operating performance. Hartford Life is rated AA by Standard & Poor's and AA+ by Duff and Phelps on the basis of its claims paying ability. These ratings do not apply to the investment performance of the Sub-Accounts of the Separate Account The ratings apply to Hartford Life's ability to meet its insurance obligations, including those under the Contract.

Hartford Life is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1 in each year covering the operations of Hartford Life for the preceding year and its financial condition on December 31 of such year. Its books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") at least once in every four years. In addition, Hartford Life is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance contracts. Hartford Life is also subject to various Federal and State securities laws and regulations.

                             THE SEPARATE ACCOUNT

GENERAL

Separate Account Five ("Separate Account") is a separate account of Hartford Life established on August 17, 1994 pursuant to the insurance laws of the State of Connecticut and organized as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Separate Account meets the definition of "separate account" under federal securities law. Under Connecticut law, the assets of the Separate Account are held exclusively for the benefit of Contract Owners and persons entitled to payments under the Contracts. The assets for the Separate Account are not chargeable with liabilities arising out of any other business which Hartford Life may conduct.

FUNDS

The underlying investment for the Contracts are shares of Putnam Variable Trust, an open-end series investment company with multiple portfolios ("Funds"). The assets of each Sub-Account of the Separate Account are invested exclusively in one of the Funds. The underlying Funds corresponding to each Sub-Account and their investment objectives are described below. Hartford Life reserves the right, subject to compliance with the law, to offer additional funds with differing investment objectives. There is no assurance that any of the Funds will achieve its stated objectives.

PUTNAM VT ASIA PACIFIC GROWTH FUND

Seeks capital appreciation by investing primarily in securities of companies located in Asia and in the Pacific Basin.

PUTNAM VT DIVERSIFIED INCOME FUND

Seeks high current income consistent with capital preservation by investing in the following three sectors of the fixed income securities markets: U.S. Government Sector, High Yield Sector (which invests primarily in what are commonly referred to as "junk bonds"), and International Sector. See the special considerations for investments in high yield securities described in the Fund prospectus.

PUTNAM VT GLOBAL ASSET ALLOCATION FUND

Seeks a high level of long-term total return consistent with preservation of capital by investing in U.S. equities, international equities, U.S. fixed income securities, and international fixed income securities.

PUTNAM VT GLOBAL GROWTH FUND

Seeks capital appreciation through a globally diversified common stock portfolio.

PUTNAM VT GROWTH AND INCOME FUND

Seeks capital growth and current income by investing primarily in common stocks that offer potential for capital growth, current income, or both.

PUTNAM VT HIGH YIELD FUND

Seeks high current income by investing primarily in high-yielding, lower-rated fixed income securities (commonly referred to as "junk bonds"), constituting a diversified portfolio which Putnam Investment Management, Inc. ("Putnam Management") believes does not involve undue risk to income or principal. Capital growth is a secondary objective when consistent with high current income. See the special considerations for investments in high yield securities described in the Fund prospectus.

PUTNAM VT INTERNATIONAL GROWTH FUND

Seeks capital appreciation by investing primarily equity securities of companies located in a country other than the United States.

PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND

Seeks capital growth, with current income as a secondary objective, by investing primarily in common stocks with potential for capital growth principally traded on markets outside the United States.

PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND

Seeks long term capital appreciation by investing principally in equity securities of companies in sectors of economies outside of the United States which Putnam Management believes possess above-average growth potential.

PUTNAM VT MONEY MARKET FUND

Seeks to achieve as high a level of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity by investing in high-quality money market instruments.

PUTNAM VT NEW OPPORTUNITIES FUND

Seeks long-term capital appreciation by investing principally in common stocks of companies in sectors of the economy which Putnam Management believes possess above-average long-term growth potential.

PUTNAM VT NEW VALUE FUND

Seeks long-term capital appreciation by investing primarily in common stocks that Putnam Management believes are undervalued at the time of purchase and have the potential for long-term capital appreciation.

PUTNAM VT U.S. GOVERNMENT AND HIGH QUALITY BOND FUND

Seeks current income consistent with preservation of capital by investing primarily in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and in other debt obligations rated at least A by Standard & Poor's or Moody's or, if not rated, determined by Putnam Management to be of comparable quality.

PUTNAM VT UTILITIES GROWTH AND INCOME FUND

Seeks capital growth and current income by concentrating its investments in securities issued by companies in the public utilities industries.

PUTNAM VT VISTA FUND

Seeks capital appreciation by investing in a diversified portfolio of common stocks which have the potential for above-average capital appreciation.

PUTNAM VT VOYAGER FUND

Aggressively seeks capital appreciation primarily from a portfolio of common stocks of companies that which Putnam Management believes have potential for capital appreciation which is significantly greater than that of market averages.


Putnam VT Asia Pacific Growth Fund, Putnam VT Diversified Income Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund, and Putnam VT Voyager Fund are generally managed in styles similar to other open-end investment companies which are managed by Putnam Management and whose shares are generally offered to the public. These other Putnam Funds may, however, employ different investment practices and may invest in securities different from those in which their counterpart Funds invest, and consequently will not have identical portfolios or experience identical investment results.

The Funds are available only to serve as the underlying investment for variable annuity and variable life contracts. A full description of the Funds, their investment objectives, policies and restrictions, risks, charges and expenses and other aspects of their operation is contained in the accompanying Trust Prospectus which should be read in conjunction with this Prospectus before investing, and in the Trust Statement of Additional Information which may be ordered without charge from Putnam Investor Services, Inc.

It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Funds simultaneously. Although Hartford Life and the Funds do not currently foresee any such disadvantages either to variable annuity contract owners or to variable life insurance policy owners, the Trust's Board of Trustees intends to monitor events in order to identify any material conflicts between such Contract Owners and policy owners and to determine what action, if any, should be taken in response thereto. If the Board of Trustees of the Funds were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity Contract holders would not bear any expenses attendant upon establishment of such separate funds.

INVESTMENT ADVISER

Putnam Management, One Post Office Square, Boston, Massachusetts, 02109, serves as the investment manager for the Funds. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds. Another affiliate , Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary policies. Putnam Management and its affiliates are wholly-owned subsidiaries of Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance brokerage and employee benefit consulting.

Subject to the general oversight of the Trustees of the Trust, Putnam Management manages the Funds' portfolios in accordance with their stated investment objectives and policies, makes investment decisions for the Funds, places orders to purchase and sell securities on behalf of the Funds, and administers the affairs of the Funds. For its services, the Funds pay Putnam Management a quarterly fee. See the accompanying Trust Prospectus for a more complete description of Putnam Management and the respective fees of the Funds.

                                 THE CONTRACT

APPLICATION FOR A CONTRACT

Individuals wishing to purchase a Contract must submit an application to Hartford Life. A Contract will be issued only on the lives of insureds age 90 and under who supply evidence of insurability satisfactory to Hartford Life. Acceptance is subject to Hartford Life's underwriting rules and Hartford Life reserves the right to reject an application for any reason. IF AN APPLICATION FOR A CONTRACT IS REJECTED, THEN YOUR INITIAL PREMIUM WILL BE RETURNED ALONG WITH AN ADDITIONAL AMOUNT FOR INTEREST, BASED ON THE CURRENT RATE BEING CREDITED BY HARTFORD LIFE. No change in the terms or conditions of a Contract will be made without the consent of the Contract Owner.

The Contract will be effective on the Contract Date only after Hartford Life has received all outstanding delivery requirements and received the initial premium. The Contract Date is the date used to determine all future cyclical transactions on the Contract, e.g., Monthly Activity Date, Contract Months and Contract Years. The Contract Date may be prior to, or the same as, the date the Contract is issued ("Issue Date").

If the Coverage Amount is over then current limits established by Hartford Life, the initial payment will not be accepted with the application. In other cases where we receive the initial payment with the application, we will provide fixed conditional insurance during underwriting according to the terms of a conditional receipt. The fixed conditional insurance will be the insurance applied for, up to a maximum that varies by age. If no fixed conditional insurance was in effect, on Contract delivery we will require a sufficient payment to place the insurance in force.

PREMIUMS

The Contract permits the Contract Owner to pay a large single premium and, subject to restrictions, additional premiums. The Contract Owner may choose a minimum initial premium of 80%, 90% or 100% of the Guideline Single Premium (based on the Face Amount). Under current underwriting rules, which are subject to change, Applicants between ages 45 and 80 who pay an initial premium of 100% of the Guideline Single Premium (subject to then current premium limits) are eligible for simplified underwriting without a medical examination if they meet simplified underwriting standards as evidenced in their responses in the application. For Contract Owners who pay an initial premium of 80% or 90% of the Guideline Single Premium or who are below age 45 or above age 80, standard underwriting applies, except that substandard underwriting applies only in those cases that represent substandard risks according to customary underwriting guidelines. Additional premiums are allowed if they do not cause the Contract to fail to meet the definition of a life insurance contract under Section 7702 of the Code. Hartford Life may require evidence of insurability for any additional premiums which increase the Coverage Amount. Generally, the minimum initial premium Hartford Life will accept is $10,000. Hartford Life may accept less than $10,000 under certain circumstances. No premium will be accepted which does not meet the tax qualification guidelines for life insurance under the Code.

ALLOCATION OF PREMIUMS

Within three business days of receipt of a completed application and the initial premium at Hartford Life's Home Office, Hartford Life will allocate the entire premium to the PCM Money Market Fund Sub-Account. After the expiration of the Right To Cancel Period the Account Value in the PCM Money Market Fund Sub-Account will be allocated among the Funds in whole percentages to purchase Accumulation Units in the applicable Sub-Accounts as the Contract Owner directs in the application. Premiums received on or after the expiration of the Right to Cancel Period will be allocated among the Sub-Accounts to purchase Accumulation Units in such Sub-Accounts as directed by the Contract Owner or, in the absence of directions, as specified in the original application. The number of Accumulation Units in each Sub-Account to be credited to a Contract (including the initial allocation to the PCM Money Market Fund Sub-Account) will be determined first by multiplying the premium by the percentage to be allocated to each Fund to determine the portion to be invested in the Sub-Account. Each portion to be invested in each Sub-Account is then divided by the Accumulation Unit Value of that particular Sub-Account next computed after receipt of the payment.

ACCUMULATION UNIT VALUES

The Accumulation Unit Value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the Accumulation Unit Value of the particular Sub-Account on the preceding Valuation Day by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each Sub-Account is the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share dividends or capital gains by that Fund if the ex-dividend date occurs in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period. Applicants should refer to the prospectuses for the Funds which accompany this prospectus for a description of how the assets of each Fund are valued since such determination has a direct bearing on the Accumulation Unit Value of the Sub-Account and therefore the Account Value of a Contract. See ALSO, "Contract Benefits and Rights - Account Value," page ___.

All valuations in connection with a Contract, e.g., with respect to determining Account Value and Cash Surrender Value and in connection with Contract Loans, or calculation of Death Benefits, or with respect to determining the number of Accumulation Units to be credited to a Contract with each premium, other than the initial premium, will be made on the date the request or payment is received by Hartford Life at its Home Office if such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.

                            DEDUCTIONS AND CHARGES

MONTHLY DEDUCTIONS

On the Contract Date, and on each Monthly Activity Date after the Contract Date, Hartford Life will deduct an amount ("Deduction Amount") to cover charges and expenses incurred in connection with a Contract. Each monthly Deduction Amount will be deducted pro rata from each Sub-Account attributable to the Contract such that the proportion of Account Value of the Contract attributable to each Sub-Account remains the same before and after the deduction. The Deduction Amount will vary from month to month. If the Cash Surrender Value is not sufficient to cover a Deduction Amount due on any Monthly Activity Date, the Contract may lapse. See "Contract Benefits and Rights - Lapse and Reinstatement," page ___. The following is a summary of the monthly deductions and charges which constitute the Deduction Amount:

COST OF INSURANCE CHARGE: The cost of insurance charge covers Hartford Life's anticipated mortality costs for standard and substandard risks. Current cost of insurance rates are lower after the 10th Contract Year and are based on whether 100%, 90% or 80% of the Guideline Single Premium has been paid. The current cost of insurance charge will not exceed the guaranteed cost of insurance charge. This charge is a guaranteed maximum monthly rate multiplied by the Coverage Amount on the Contract Date or any Monthly Activity Date. For standard risks, the guaranteed cost of insurance rate is based on the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. (Unisex rates may be required in some states.) A table of guaranteed cost of insurance rates per $1,000 will be included in each Contract; however, Hartford Life reserves the right to use rates less than those shown in the table. Substandard risks will be charged at a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. The multiple will be based on the insured's substandard rating.

The Coverage Amount is first set on the Contract Date and then on each Monthly Activity Date. On such days, it is the Face Amount less the Account Value subject to a Minimum Coverage Amount. The Coverage Amount remains level between the Monthly Activity Dates.

The Coverage Amount may be adjusted to continue to qualify the Contracts as life insurance contracts under the current Federal tax law. Under that law, the Minimum Coverage Amount is a stated percentage of the Account Value of the Contract determined on each Monthly Activity Date. The percentages vary according to the attained age of the Insured.

EXAMPLE:

Face Amount = $100,000
Account Value on the Monthly Activity Date = $30,000
Insured's attained age = 40
Minimum Coverage Amount percentage for age 40 = 150%

On the Monthly Activity Date, the Coverage Amount is $70,000. This is calculated by subtracting the Account Value on the Monthly Activity Date ($30,000) from the Face Amount ($100,000), subject to a possible Minimum Coverage Amount adjustment. This Minimum Coverage Amount is determined by taking a percentage of the Account Value on the Monthly Activity Date. In this case, the Minimum Coverage Amount is $45,000 (150% of $30,000). Since $45,000 is less than the Face Amount less the Account Value ($70,000), no adjustment is necessary. Therefore, the Coverage Amount will be $70,000.

Assume that the Account Value in the above example was $50,000. The Minimum Coverage Amount would be $75,000 (150% of $50,000). Since this is greater than the Face Amount less the Account Value ($50,000), the Coverage Amount for the Contract Month is $75,000. (For an explanation of the Death Benefit, see "Contract Benefits and Rights" on page ___.)

Because the Account Value and, as a result, the Coverage Amount under a Contract may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date.

TAX EXPENSE CHARGE: Hartford Life will deduct monthly from the Account Value a tax expense charge equal to an annual rate of 0.40% for the first ten Contract Years. This charge compensates Hartford Life for premium taxes imposed by various states and local jurisdictions and for federal taxes imposed under
Section 848 of the Code. The charge includes a premium tax deduction of 0.25% and a federal tax deduction of 0.15%. The 0.25% premium tax deduction over ten Contract Years approximates Hartford Life's average expenses for state and local premium taxes (2.5%). Premium taxes vary, ranging from zero to more than 4.0%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, Hartford Life does not expect to make a profit from this deduction. The 0.15% federal tax deduction helps reimburse Hartford Life for approximate expenses incurred from federal taxes under Section 848 of the Code. The federal tax deduction is a factor Hartford Life must use when computing the maximum sales load chargeable under Securities and Exchange Commission rules.

ADMINISTRATIVE CHARGE: Hartford Life will deduct monthly from the Account Value attributable to the Separate Account an administrative charge equal to an annual rate of 0.40%. This charge compensates Hartford Life for administrative expenses incurred in the administration of the Separate Account and the Contracts.

MORTALITY AND EXPENSE RISK CHARGE: Hartford Life will deduct monthly from the Account Value attributable to the Separate Account a charge equal to an annual rate of 0.90% for the mortality risks and expense risks Hartford Life assumes in relation to the variable portion of the Contracts. The mortality risk assumed is that the cost of insurance charges specified in the Contract will be insufficient to meet claims. Hartford Life also assumes a risk that the Face Amount (the minimum Death Benefit) will exceed the Coverage Amount on the date of death plus the Account Value on the date Hartford Life receives written notice of death. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges set in the Contract. Hartford Life may profit from the mortality and expense risk charge and may use any profits for any proper purpose, including any difference between the cost it incurs in distributing the Contracts and the proceeds of the contingent deferred sales charge.

ANNUAL MAINTENANCE FEE

If the Account Value on a Contract Anniversary is less than $50,000, Hartford Life will deduct on such date an Annual Maintenance Fee of $30. This fee will help reimburse Hartford Life for administrative and maintenance costs of the Contracts. The sum of the monthly administrative charges and the annual maintenance fee will not exceed the cost Hartford Life incurs in providing administrative services under the Contracts.

TAXES CHARGED AGAINST THE SEPARATE ACCOUNT

Currently, no charge is made to the Separate Account for Federal income taxes that may be attributable to the Separate Account. Hartford Life may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Separate Account may also be made.

CHARGES AGAINST THE FUNDS

The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the prospectus for the Funds.

CONTINGENT DEFERRED SALES CHARGE

Upon surrender of the Contract and partial withdrawals in excess of the Annual Withdrawal Amount, a contingent deferred sales charge may be assessed. In Contract Years 1 through 3, this charge is 7.5% of surrendered Account Value attributable to premiums paid. In Contract Years 4 through 5, this charge is 6%. In Contract Years 6 through 7, this charge is 4%. In Contract Years 8 through 9, this charge is 2%. After the 9th Contract Year, there is no charge.

In determining the contingent deferred sales charge and the additional premium tax charge discussed below, any surrender or partial withdrawal during the first ten Contract Years will be deemed first from earnings and then from premiums paid. If an amount equal to all premiums paid has been withdrawn, no charge will be assessed on a withdrawal of the remaining Account Value.

The contingent deferred sales charge is imposed to cover a portion of the sales expense incurred by Hartford Life in distributing the Contracts. This expense includes agents commissions, advertising and the printing of prospectuses.

See "Contract Benefits and Rights - Amount Payable on Surrender of the Contract," page ___.

PREMIUM TAX CHARGE

During the first nine Contract Years, an additional premium tax charge will be imposed on surrender or partial withdrawals. The additional premium tax charge is shown below, as a percent of Account Value, at the end of each Contract Year:

       CONTRACT
         YEAR      RATE
         ----      ----

          1        2.25%
          2        2.00%
          3        1.75%
          4        1.50%
          5        1.25%
          6        1.00%
          7        0.75%
          8        0.50%
          9        0.25%
         10+       0.00%

After the ninth Contract Year, no additional premium tax charge will be imposed.

                         CONTRACT BENEFITS AND RIGHTS

DEATH BENEFIT

While in force, the Contract provides for the payment of the Death Proceeds to the named beneficiary when the Insured under the Contract dies. The Death Proceeds payable to the beneficiary equal the Death Benefit less any loans outstanding. The Death Benefit equals the greater of (1) the Face Amount or
(2) the Account Value multiplied by a specified percentage. The percentages vary according to the attained age of the Insured and are specified in the Contract. Therefore, an increase in Account Value may increase the Death Benefit. However, because the Death Benefit will never be less than the Face Amount, a decrease in Account Value may decrease the Death Benefit but never below the Face Amount.

     EXAMPLES:
     --------                                   A              B
                                             --------       --------
     Face Amount:                            $100,000       $100,000
     Insured's Age:                                40             40
     Account Value on Date of Death:           46,500         34,000
     Specified Percentage                        250%           250%

     In Example A, the Death Benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the Date of Death of $46,500, multiplied by the specified percentage of 250%). This amount less any outstanding loans constitutes the Death Proceeds which we would pay to the beneficiary.

     In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000 multiplied by the specified percentage of 250%).

All or part of the Death Proceeds may be paid in cash or applied under a "Payment Option." See "Other Matters - Payment Options," page ____.

ACCOUNT VALUE

The Account Value of a Contract will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Funds, the value of the Loan Account and the monthly Deduction Amounts. There is no minimum guaranteed Account Value.

The Account Value of a particular Contract is related to the net asset value of the Funds to which premiums on the Contract have been allocated. The Account Value on any Valuation Day is calculated by multiplying the number of Accumulation Units credited to the Contract in each Sub-Account as of the Valuation Day by the Accumulation Unit Value of that Sub-Account and then summing the result for all the Sub-Accounts credited to the Contract and the value of the Loan Account. See "The Contract - Accumulation Unit Values," page ____.

TRANSFER OF ACCOUNT VALUE

While the Contract remains in effect and subject to Hartford Life's transfer rules then in effect, the Contract Owner may request that part or all of the Account Value of a particular Sub-Account be transferred to other Sub-Accounts. Hartford Life reserves the right to restrict the number of such transfers to no more than 12 per Contract Year with no two transfers being made on consecutive Valuation Days. However, there are no restrictions on the number of transfers at the present time. Transfers may be made by written request or by calling toll free 1-800-231-5453. Transfers by telephone may be made by the agent of record or by the attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. The policy of Hartford Life and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. Hartford Life will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, Hartford Life may be liable for any losses due to unauthorized or fraudulent instructions. The procedures Hartford Life follows for transactions initiated by telephone include requirements that callers provide certain information for identification purposes. All transfer instructions by telephone are tape recorded.

Hartford Life may modify the right to reallocate Account Value among the Sub-Accounts if Hartford Life determines, in its sole discretion, that the exercise of that right by one or more Contract Owners is, or would be, to the disadvantage of other Contract Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and could include, but not be limited to, the requirement of a minimum period between each transfer, not accepting transfer requests of an agent acting under the power of attorney on behalf of more than one Contract Owner, or limiting the dollar amount that may be transferred among the Sub-Accounts at one time. These restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that Hartford Life considers to be disadvantageous to other Contract Owners.

As a result of a transfer, the number of Accumulation Units credited to the Sub-Account from which the transfer is made will be reduced by the number obtained by dividing the amount transferred by the Accumulation Unit Value of that Sub-Account on the Valuation Day Hartford Life receives the transfer request. The number of Accumulation Units credited to the Sub-Account to which the transfer is made will be increased by the number obtained by dividing the amount transferred by the Accumulation Unit Value of that Sub-Account on the Valuation Day Hartford Life receives the transfer request.

CONTRACT LOANS

While the Contract is in effect, a Contract Owner may obtain, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), one or both of two types of cash loans from Hartford Life. Both types of loans are secured by the Contract. The aggregate loans (including the currently applied for loan) may not exceed at the time a loan is requested 90% of the Account Value less any contingent deferred sales charge and due and unpaid Deduction Amount.

The loan amount will be transferred pro rata from each Sub-Account attributable to the Contract (unless the Contract Owner specifies otherwise) to the Loan Account. The amounts allocated to the Loan Account will bear interest at a rate of 4% per annum (6% for "Preferred Loans"). The amount of the Loan Account that equals the difference between the Account Value and the total of all premiums paid under the Contract is considered a "Preferred Loan." The loan interest rate that Hartford Life will charge on all loans is 6% per annum. The difference between the value of the Loan Account and the Indebtedness will be transferred on a pro-rata basis from the Sub-Accounts to the Loan Account on each Monthly Activity Date.

If the aggregate outstanding loan(s) secured by the Contract exceeds the Account Value of the Contract less any contingent deferred sales charges and due and unpaid Deduction Amount, Hartford Life will give written notice to the Contract Owner that unless Hartford Life receives an additional payment within 61 days to reduce the aggregate outstanding loan(s) secured by the Contract, the Contract may lapse.

All or any part of any loan secured by a Contract may be repaid while the Contract is still in effect. When loan repayments or interest payments are made, they will be allocated among the Sub-Account(s) in the same percentage as premiums are allocated (unless the Contract Owner requests a different allocation) and an amount equal to the payment will be deducted from the Loan Account. Any outstanding loan at the end of a Grace Period must be repaid before the Contract will be reinstated. See "Contract Benefits and Rights - Lapse and Reinstatement," page ____.

A loan, whether or not repaid, will have a permanent effect on the Account Value because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts earn more than 4% per annum, the annual interest rate for amounts held in the Loan Account, a Contract Owner's Account Value will not increase as rapidly as it would have had no loan been made. If the Sub-Accounts earn less than 4% per annum, the Contract Owner's Account Value will be greater than it would have been had no loan been made. Also, if not repaid, the aggregate outstanding loan(s) will reduce the Death Proceeds and Cash Surrender Value otherwise payable.

AMOUNT PAYABLE ON SURRENDER OF THE CONTRACT

While the Contract is in effect, a Contract Owner may elect, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), to fully surrender the Contract. Upon surrender, the Contract Owner will receive the Cash Surrender Value determined as of the day Hartford Life receives the Contract Owner's written request or the date requested by the Contract Owner whichever is later. The Cash Surrender Value equals the Account Value less any contingent deferred sales charges and additional premium tax charge and all Indebtedness. Hartford Life will pay the Cash Surrender Value of the Contract within seven days of receipt by Hartford Life of the written request or on the effective surrender date requested by the Contract Owner, whichever is later. The Contract will terminate on the date of receipt of the written request, or the date the Contract Owner requests the surrender to be effective, whichever is later. For a discussion of the tax consequences of surrendering the Contract, see "Federal Tax Considerations," page ___.

If the Contract Owner chooses to apply the surrender proceeds to a payment option (see "Other Matters - Payment Options," page ___), the contingent deferred sales charge will not be imposed to the surrender proceeds applied to the option. In other words, the surrender proceeds will equal the Cash Surrender Value without reduction for the contingent deferred sales charge. However, the additional premium tax charge, if applicable, will be deducted from the surrender proceeds to be applied, and amounts withdrawn from Options 1, 5 or 6 will be subject to the contingent deferred sales charge, if applicable.

PARTIAL WITHDRAWALS

While the Contract is in effect, a Contract Owner may elect, by written request, to make partial withdrawals from the Cash Surrender Value. The Cash Surrender Value, after partial withdrawal, must at least equal Hartford Life's minimum amount rules then in effect; otherwise, the request will be treated as a request for full surrender. The partial withdrawal will be deducted pro rata from each Sub-Account, unless the Contract Owner instructs otherwise. The Face Amount will be reduced proportionate to the reduction in the Account Value due to the partial withdrawal. Partial withdrawals will be deemed to be first from earnings, if any, and then from premiums paid. Partial withdrawals in excess of the Annual Withdrawal Amount will be subject to the contingent deferred sales charge and any additional premium tax charges. See "Deductions and Charges -Contingent Deferred Sales Charge, Premium Tax Charge." For a discussion of the tax consequences of partial withdrawals, see "Federal Tax Considerations," page ___.

BENEFITS AT MATURITY

If the Insured is living on the "Maturity Date" (the anniversary of the Contract Date on which the Insured is age 100), on surrender of the Contract to Hartford Life, Hartford Life will pay to the Contract Owner the Cash Surrender Value. In such case, the Contract will terminate and Hartford Life will have no further obligations under the Contract. (The Maturity Date may be extended by rider where approved, but see "Income Taxation of Contract Benefits.")

LAPSE AND REINSTATEMENT

The Contract will remain in effect until the Cash Surrender Value is insufficient to cover a Deduction Amount due on a Monthly Activity Date. Hartford Life will notify the Contract Owner of the deficiency in writing and will provide a 61 day period ("Grace Period") to pay an amount sufficient to cover the Deduction Amount(s) due. The notice will indicate the amount that must be paid.

The Contract will continue through the Grace Period, but if no payment is forthcoming, it will terminate at the end of the Grace Period. If the person insured under the Contract dies during the Grace Period, the Death Proceeds payable under the Contract will be reduced by the Deduction Amount(s) due and unpaid. See "Contract Benefits and Rights - Death Benefit," page ___.

If the Contract lapses, the Contract Owner may apply for reinstatement of the Contract by payment of the reinstatement premium (and any applicable charges) shown in the Contract. A request for reinstatement may be made within five years of lapse. If a loan was outstanding at the time of lapse, Hartford Life will require repayment of the loan before permitting reinstatement. In addition, Hartford Life reserves the right to require evidence of insurability satisfactory to Hartford Life.

CANCELLATION AND EXCHANGE RIGHTS

An Applicant has a limited right to return a Contract for cancellation. If the Contract is returned, by mail or personal delivery to Hartford Life or to the agent who sold the Contract, to be cancelled within 10 days after delivery of the Contract to the Contract Owner (a longer free-look period is provided in certain cases), Hartford Life will return to the Applicant within 7 days the greater of premiums paid for the Contract or the sum of (1) the Account Value on the date the returned Contract is received by Hartford Life or its agent and (2) any deductions under Contract or by the Funds for taxes, charges or fees.

Once the Contract is in effect, it may be exchanged during the first 24 months after its issuance, for a non-variable flexible premium adjustable life insurance contract offered by Hartford Life (or an affiliated company) on the life of the Insured. No evidence of insurability will be required. The new contract will have, at the election of the Contract Owner, either the same Coverage Amount under the exchanged contract on the date of exchange or the same Death Benefit. The effective date, issue date and issue age will be the same as existed under the exchanged contract. If a contract loan was outstanding, the entire loan must be repaid. There may be a cash adjustment required on the exchange.

SUSPENSION OF VALUATION, PAYMENTS AND TRANSFERS

Hartford Life will suspend all procedures requiring valuation (including transfers, surrenders and loans) on any day a national stock exchange is closed or trading is restricted due to an existing emergency as defined by the Securities and Exchange Commission, or on any day the Commission has ordered that the right of surrender of the Contracts be suspended for the protection of Contract Owners, until such condition has ended.

                            LAST SURVIVOR CONTRACTS

The Contracts are offered on a single life and "last survivor" basis. Contracts sold on a last survivor basis operate in a manner almost identical to the single life version. The most important difference is that the last survivor version involves two Insureds and the Death Proceeds are paid on the death of the last surviving Insured. The other significant differences between the last survivor and single life versions are listed below:

1. The cost of insurance charges under the last survivor Contracts are determined in a manner that reflects the anticipated mortality of the two Insureds and the fact that the Death Benefit is not payable until the death of the second Insured to die. See the last survivor illustrations in "Appendix A," page ___.

2.  To qualify for simplified underwriting under a last survivor
  Contract, both Insureds must meet the simplified underwriting standards.

3. For a last survivor Contract to be reinstated, both Insureds must be alive on the date of reinstatement.

4. The Contract provisions regarding misstatement of age or sex, suicide and incontestability apply to either Insured.

5. Additional tax disclosures applicable to last survivor Contracts are provided in "Federal Tax Considerations," page ___."

                                OTHER MATTERS

VOTING RIGHTS

In accordance with its interpretation of presently applicable law, Hartford Life will vote the shares of the Funds at regular and special meetings of the shareholders of the Funds in accordance with instructions from Contract Owners (or the assignee of the Contract, as the case may be) having a voting interest in the Separate Account. The number of shares held in the Separate Account which are attributable to each Contract Owner is determined by dividing the Contract Owner's interest in each Sub-Account by the net asset value of the applicable shares of the Funds. Hartford Life will vote shares for which no instructions have been given and shares which are not attributable to Contract Owners (i.e. shares owned by Hartford Life) in the same proportion as it votes shares for which it has received instructions.
If the Investment Company Act of 1940 or any rule promulgated thereunder should be amended, however, or if Hartford Life's present interpretation should change and, as a result, Hartford Life determines it is permitted to vote the shares of the Funds in its own right, it may elect to do so.

The voting interests of the Contract Owner (or the assignee) in the Funds will be determined as follows: Contract Owners may cast one vote for each full or fractional Accumulation Unit owned under the Contract and allocated to a Sub-Account the assets of which are invested in the particular Fund on the record date for the shareholder meeting for that Fund. If, however, a Contract Owner has taken a loan secured by the Contract, amounts transferred from the Sub-Account(s) to the Loan Account in connection with the loan (See "Contract Benefits and Rights - Contract Loans," page ____) will not be considered in determining the voting interests of the Contract Owner. Contract Owners should review the prospectuses for the Funds which accompany this prospectus to determine matters on which shareholders may vote.

Hartford Life may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Funds or to approve or disapprove an investment advisory contract for the Funds.

In addition, Hartford Life itself may disregard voting instructions in favor of changes initiated by a Contract Owner in the investment policy or the investment adviser of the Funds if Hartford Life reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities. If Hartford Life does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Contract Owners.

STATEMENTS TO CONTRACT OWNERS

Hartford Life will maintain all records relating to the Separate Account and the Sub-Accounts. At least once each Contract Year, Hartford Life will send to Contract Owners a statement showing the Coverage Amount and the Account Value of the Contract (indicating the number of Accumulation Units credited to the Contract in each Sub-Account and the corresponding Accumulation Unit Value), and any outstanding loan secured by the Contract as of the date of the statement. The statement will also show premium paid, and Deduction Amounts under the Contract since the last statement, and any other information required by any applicable law or regulation.

LIMIT ON RIGHT TO CONTEST

Hartford Life may not contest the validity of the Contract after it has been in effect during the Insured's lifetime for two years from the Issue Date. If the Contract is reinstated, the two-year period is measured from the date of reinstatement. Any increase in the Coverage Amount as a result of a premium is contestable for 2 years from its effective date. In addition, if the Insured commits suicide in the two-year period, or such period as specified in state law, the benefit payable will be limited to the Account Value less any Indebtedness.

MISSTATEMENT AS TO AGE AND SEX

If the age or sex of the Insured is incorrectly stated, the Death Benefit will be appropriately adjusted as specified in the Contract.

PAYMENT OPTIONS

The surrender proceeds or Death Proceeds under the Contracts may be paid in a lump sum or may be applied to one of Hartford Life's payment options. The minimum amount that may be applied under a payment option is $5,000 unless Hartford Life consents to a lesser amount. Under Options 2, 3 and 4, no surrender or partial withdrawals are permitted after payments commence. Full surrender or partial withdrawals may be made from Options 1 or 6, but they are subject to the contingent deferred sales charge, if applicable. Only a full surrender is allowed from Option 5. A surrender from Option 5 will also be subject to the contingent deferred sales charge, if applicable.

We will pay interest of at least 3 1/2% per year on the Death Proceeds from the date of the Insured's death to the date payment is made or a payment option is elected. At such times, the proceeds are not subject to the investment experience of the Separate Account.

The following options are available under the Contracts (Hartford Life may offer other payment options):

OPTION 1:  INTEREST INCOME

This option offers payments of interest, at the rate we declare, on the amount applied under this option. The interest rate will never be less than 3 1/2% per year.

OPTION 2:  LIFE ANNUITY

A life annuity is an annuity payable during the lifetime of the payee and terminating with the last payment preceding the death of the payee. This option offers the largest payment amount of any of the life annuity options since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a beneficiary.

It would be possible under this option for a payee to receive only one annuity payment if he died prior to the due date of the second annuity payment, two if he died before the date of the third annuity payment, etc.

OPTION 3:  LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

This annuity option is an annuity payable monthly during the lifetime of the payee with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the payee, payments have been made for less than the minimum elected number of months, then the present value as of the date of the payee's death, of any remaining guaranteed payments will be paid in one sum to the beneficiary or beneficiaries designated unless other provisions have been made and approved by Hartford Life.

OPTION 4:  JOINT AND LAST SURVIVOR ANNUITY

An annuity payable monthly during the joint lifetime of the payee and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. Based on the options currently offered by Hartford Life, the payee may elect that the payment to the survivor be less than the payment made during the joint lifetime of the payee and a designated second person.

It would be possible under this option for a payee and designated second person to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.

OPTION 5:  PAYMENTS FOR A DESIGNATED PERIOD

An amount payable monthly for the number of years selected which may be from 5 to 30 years.

Under this option, you may, at any time, request a full surrender and receive, within seven days, the termination value of the Contract as determined by Hartford Life.

In the event of the payee's death prior to the end of the designated period, the present value as of the date of the payee's death, of any remaining guaranteed payments will be paid in one sum to the beneficiary or beneficiaries designated unless other provisions have been made and approved by Hartford Life.

Option 5 is an option that does not involve life contingencies.

OPTION 6:  DEATH PROCEEDS REMAINING WITH HARTFORD LIFE

Proceeds from the Death Benefit left with Hartford Life. These proceeds will remain in the Sub-Accounts to which they were allocated at the time of death unless the beneficiary elects to reallocate them. Full or partial withdrawals may be made at any time.

VARIABLE AND FIXED ANNUITY PAYMENTS: When an annuity is effected, unless otherwise specified, the surrender proceeds or Death Proceeds held in the Sub-Accounts will be applied to provide a variable annuity based on the pro rata amount in the various Sub-Accounts. Fixed annuities options are also available. YOU SHOULD CONSIDER WHETHER THE ALLOCATION OF PROCEEDS AMONG SUB-ACCOUNTS OF THE SEPARATE ACCOUNT FOR YOUR ANNUITY PAYMENTS ARE BASED ON THE INVESTMENT ALTERNATIVE BEST SUITED TO YOUR RETIREMENT NEEDS.

VARIABLE ANNUITY: The Contract contains tables indicating the minimum dollar amount of the first monthly payment under the optional variable forms of annuity for each $1,000 of value of a Sub-Account. The first monthly payment varies according to the form and type of variable payment annuity selected. The Contract contains variable payment annuity tables derived from the 1983a Individual Annuity Mortality Table with ages set back one year and with an assumed investment rate ("A.I.R.") of 5% per annum. The total first monthly variable annuity payment is determined by multiplying the proceeds value (expressed in thousands of dollars) of a Sub-Account by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts.

The amount of the first monthly variable annuity payment is divided by the value of an annuity unit (an accounting unit of measure used to calculate the value of annuity payments) for the appropriate Sub-Account no earlier than the close of business on the fifth Valuation Day preceding the day on which the payment is due in order to determine the number of annuity units represented by the first payment. This number of annuity units remains fixed during the annuity payment period, and in each subsequent month the dollar amount of the variable annuity payment is determined by multiplying this fixed number of annuity units by the current annuity unit value.

LEVEL VARIABLE ANNUITY PAYMENTS WOULD BE PRODUCED IF THE INVESTMENT RATE REMAINED CONSTANT AND EQUAL TO THE A.I.R. IN FACT, PAYMENTS WILL

VARY UP OR DOWN AS THE INVESTMENT RATE VARIES UP OR DOWN RELATIVE TO THE
A.I.R.

FIXED ANNUITY: Fixed annuity payments are determined by multiplying the amount applied to the annuity by a rate to be determined by Hartford Life which is no less than the rate specified in the fixed payment annuity tables in the Contract. The annuity payment will remain level for the duration of the annuity.

Hartford Life will make any other arrangements for income payments as may be agreed on.

BENEFICIARY

The applicant names the beneficiary in the application for the Contract. The Contract Owner may change the beneficiary (unless irrevocably named) during the Insured's lifetime by written request to Hartford Life. If no beneficiary is living when the Insured dies, the Death Proceeds will be paid to the Contract Owner if living; otherwise to the Contract Owner's estate.

ASSIGNMENT

The Contract may be assigned as collateral for a loan or other obligation. Hartford Life is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

DIVIDENDS

No dividends will be paid under the Contracts.

                        EXECUTIVE OFFICERS AND DIRECTORS


                              POSITION WITH                 OTHER BUSINESS PROFESSION,
                              HARTFORD LIFE,                VOCATION OR EMPLOYMENT FOR
NAME, AGE                     YEAR OF ELECTION              PAST 5 YEARS; OTHER DIRECTORSHIPS
-----------------             ------------------------      ---------------------------------------
Louis J. Abdou                Vice President, 1987          Vice President (1987-Present), Hartford Life.
53

Wendell J. Bossen             Vice President, 1992**        President (1992-Present), International Corporate
62                                                          Marketing Group, Inc.; Executive Vice President (1984-1992), Mutual
                                                            Benefit.

Gregory A. Boyko              Vice President, 1995          Vice President and Controller (1995-Present), Hartford
44                                                          Life; Chief Financial Officer (1994-1995), IMG American Life; Senior
                              Vice President (1992-1994),   Connecticut Mutual Life Insurance Company.

Peter W. Cummins              Vice President, 1989          Vice President, Individual Annuity Operations
59                                                          (1989-Present), Hartford Life.

Ann M. deRaismes              Vice President, 1994          Vice President (1994-Present);
45                                                          Assistant Vice President (1992); Director of Human Resources (1991-
                                                            Present), Hartford Life.

Timothy M. Fitch              Vice President, 1995          Vice President (1995-Present); Assistant Vice President
43                                                          (1993); Director (1991), Hartford Life.

Donald R. Frahm               Chairman and Chief            Chairman and Chief Executive Officer of the
64                            Executive Officer, 1988       Hartford Insurance Group (1988-Present).
                              Director, 1988*

Bruce D. Gardner              Vice President, 1996          Vice President (1996-Present); General Counsel and
45                            Director, 1994*               Corporate Secretary (1991-1996), Hartford Life.

Joseph H. Gareau              Executive Vice President      Executive Vice President and Chief Investment Officer,
49                            and Chief Investment          (1993-Present), Hartford Life; Senior Vice President
                              Officer, 1993                 and Chief Investment Officer (1992), ITT Hartford's
                              Director, 1993*               Property-Casualty Companies.

J. Richard Garrett            Treasurer, 1994               Treasurer (1994-Present); Vice President (1993-
51                            Vice President, 1993          Present) Hartford Life; Treasurer (1977), Hartford Insurance Group.



                              POSITION WITH                 OTHER BUSINESS PROFESSION,
                              HARTFORD LIFE,                VOCATION OR EMPLOYMENT FOR
NAME, AGE                     YEAR OF ELECTION              PAST 5 YEARS; OTHER DIRECTORSHIPS
-----------------             ------------------------      ---------------------------------------
John P. Ginnetti              Executive Vice                Executive Vice President and Director Asset
50                            President, 1994               Management Services (1994-Present); Senior Vice
                                                            President, (1988), Hartford Life.

Lynda Godkin                  Assoc. General Counsel,       Associate General Counsel and Corporate Secretary
42                            Corporate Secretary,          (1995-Present); Assistant General Counsel and
                              1995                          Secretary (1994); Counsel (1990), Hartford Life.

Lois W. Grady                 Vice President, 1993          Vice President (1993-Present); Assistant Vice President
51                                                          (1988), Hartford Life.

David A. Hall                 Senior Vice President         Senior Vice President and Actuary (1992-Present),
42                            and Actuary, 1992             Hartford Life.

Joseph Kanarek                Vice President, 1991          Vice President (1991-Present), Hartford Life.
48

Robert A. Kerzner             Vice President, 1994          Vice President (1994-Present); Regional Vice President
44                                                          (1991); Life Sales Manager (1990), Hartford Life.

Kevin J. Kirk                 Vice President, 1992          Vice President (1992-Present); Assistant Vice
44                                                          President; Assistant Director, Asset Management Services (1985);
                                                            Hartford Life.

Andrew W. Kohnke              Vice President, 1992          Vice President (1992-Present); Assistant Vice
47                                                          President (1989), Hartford Life.

Steven M. Maher               Vice President and            Vice President and Actuary (1993-Present); Assistant
41                            Actuary, 1993                 Vice President (1987), Hartford Life.

William B. Malchodi, Jr.      Vice President, 1994          Vice President (1994-Present); Director of Taxes (1992-
45                            Director or Taxes, 1992       Present); Assistant General Counsel and Assistant Director of Taxes
                                                            (1986), Hartford Insurance Company.

Thomas M. Marra               Executive Vice President,     Executive Vice President and Director Individual
37                            1996                          Life and Annuity Division (1996-Present); Senior
                              Director, 1994                *Vice President and Director, Individual Life and
                                                            Annuity Division (1993-1996); Director of Individual Annuities (1991),
                                                            Hartford Life.


                              POSITION WITH                 OTHER BUSINESS PROFESSION,
                              HARTFORD LIFE,                VOCATION OR EMPLOYMENT FOR
NAME, AGE                     YEAR OF ELECTION              PAST 5 YEARS; OTHER DIRECTORSHIPS
-----------------             ------------------------      ---------------------------------------
Robert F. Nolan               Vice President, 1995          Vice President (1995-Present), Assistant Vice President
41                                                          Hartford Life; Manager Public Relations (1986), Aetna
                                                            Life and Casualty Insurance Company.

Joseph J. Noto                Vice President, 1989          Vice President (1989-Present), Hartford Life.
44

Leonard E. Odell, Jr.         Senior Vice President,        Senior Vice President (1994-Present); Vice President
51                            1994                          and Chief Actuary (1982), Hartford Life.
                              Director, 1994*

Michael C. O'Halloran         Vice President, 1994          Vice President (1994-Present); Senior Associate
49                            Associate                     General Counsel and Director (1988-Present), Law
                              General Counsel, 1988         Department, Hartford Fire Insurance Company.

Craig D. Raymond              Vice President, 1993          Vice President and Chief Actuary (1994-Present); Vice
35                            Chief Actuary, 1994           President (1993); Assistant Vice President (1992);
                                                            Actuary (1989-1994), Hartford Life.

Lowndes A. Smith              President and Chief           President and Chief Operating Officer (1989-Present),
56                            Operating Officer, 1989       Hartford Life; Senior Vice President and Group
                              Director, 1981*               Controller (1987), Hartford Insurance Group.

Edward J. Sweeney             Vice President, 1993          Vice President (1993-Present); Chicago Regional
39                                                          Manager (1985-1993), Hartford Life.

James E. Trimble              Vice President and            Vice President (1990-Present); Assistant Vice President
39                            Actuary, 1990                 (1987-1990), Hartford Life.

Raymond P. Welnicki           Senior Vice President,        Senior Vice President (1994-Present); Vice President
47                            1993                          (1993), Hartford Life; Board of Directors, Ethix Corp.,
                              Director, 1994*               formerly employed by Aetna Life & Casualty.

Walter C. Welsh               Vice President, 1995          Vice President (1995-Present); Assistant Vice President (1993),
49                                                          Hartford Life.

James J. Westervelt           Senior Vice President,        Senior Vice President and Group Controller (1994-Present);
49                            1994                          Vice President and Group Controller (1989), Hartford Insurance Group.
                              Group Controller,




                              POSITION WITH                 OTHER BUSINESS PROFESSION,
                              HARTFORD LIFE,                VOCATION OR EMPLOYMENT FOR
NAME, AGE                     YEAR OF ELECTION              PAST 5 YEARS; OTHER DIRECTORSHIPS
-----------------             ------------------------      ---------------------------------------

Lizabeth H. Zlatkus           Vice President, 1994          Vice President (1994-Present); Assistant Vice President
37                            Director, 1994*               (1992); Hartford Life; formerly Director, Hartford
                                                            Insurance Group.


--------------------------
* Denotes date of election to Board of Directors.
**ITT Hartford Affiliated Company.

                          DISTRIBUTION OF THE CONTRACTS

Hartford Life intends to sell the Contracts in all jurisdictions where it is licensed to do business. The Contracts will be sold by life insurance sales representatives who represent Hartford Life and who are registered representatives of Hartford Equity Sales Company, Inc., ("HESCO") or certain other independent registered broker-dealers. Any sales representative or employee will have been qualified to sell variable life insurance contracts under applicable Federal and state laws. Each broker-dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc.

Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. Both HESCO and HSD are wholly-owned subsidiaries of Hartford Life. The principal business address of HESCO and HSD is the same as Hartford Life.

The maximum sales commission payable to Hartford Life agents, independent registered insurance brokers, and other registered broker-dealers is 7.0% of initial and subsequent premiums. From time to time, Hartford Life may pay or permit other promotional incentives, in cash or credit or other compensation.

Hartford Life may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and variable annuities and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.

                 SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The assets of the Separate Account are held by Hartford Life. The assets of the Separate Account are kept physically segregated and held separate and apart from the General Account of Hartford Life. Hartford Life maintains records of all purchases and redemptions of shares of the Fund. Additional protection for the assets of the Separate Account is afforded by Hartford Life's blanket fidelity bond issued by Aetna Casualty and Surety Company, in the aggregate of $50 million, covering all of the officers and employees of Hartford Life.

                          FEDERAL TAX CONSIDERATIONS

GENERAL

SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE CONTRACT OWNER INVOLVED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, EMPLOYER OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CONTRACT DESCRIBED HEREIN.

It should be understood that any detailed description of the Federal income tax consequences regarding the purchase of these Contracts cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. This discussion of Federal tax considerations is based upon Hartford Life 's understanding of current Federal income tax laws as they are currently interpreted.

TAXATION OF HARTFORD LIFE AND THE SEPARATE ACCOUNT

The Separate Account is taxed as a part of Hartford Life which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units (see "Contract Benefits and Right - Account Value," on page ___). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

Hartford Life does not expect to incur any Federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently being made to the Separate Account for Federal income taxes. If Hartford Life incurs income taxes attributable to the Separate Account or determines that such taxes will be incurred, it may assess a charge for such taxes against the Separate Account.

INCOME TAXATION OF CONTRACT BENEFITS

For Federal income tax purposes, the Contracts should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. Also, a life insurance Contract Owner is generally not taxed on increments in the contract value until the Contract is partially or completely surrendered. Section 7702 limits the amount of premiums that may be invested in a Contract that is treated as life insurance. Hartford Life intends to monitor premium levels to assure compliance with the Section 7702 requirements.

During the first fifteen Contract Years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the Contract.

The Maturity Date Extension Rider allows a Contract Owner to extend the Maturity Date to the date of the Insured's death. If the Maturity Date of the Contract is extended by rider, Hartford Life believes that the Contract will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date. However, due to the lack of specific guidance on this issue, the result is not certain. If the Contract is not treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date, among other things, the Death Proceeds may be taxable to the recipient. The Contract Owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled Maturity Date.

LAST SURVIVOR CONTRACTS

Although Hartford Life believes that the last survivor Contracts are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint survivorship life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a last survivor Contract will meet the Section 7702 definition of a life insurance contract.

MODIFIED ENDOWMENT CONTRACTS

A life insurance contract is treated as a "modified endowment contract" under
Section 7702A of the Code if it meets the definition of life insurance in
Section 7702 but fails the "seven-pay" test of Section 7702A. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules provided in Section 7702A(c). The large single premium permitted under the Contract does not meet the specified computational rules for the "seven-pay test" under Section 7702A(c). Therefore, the Contract will generally be treated as a modified endowment contract for federal income tax purposes. However, an exchange under Section 1035 of the Code of a life insurance contract issued before June 21, 1988 will not cause the new Contract to be treated as a modified endowment contract if no additional premiums are paid.

A contract that is classified as modified endowment contract is generally eligible for the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income and increments in value are not subject to current taxation. However, a loan, distributions or other amounts received from a modified endowment contract during the life of the Insured will be taxed to the extent of any accumulated income in the contract (generally, the excess of account value over premiums paid). Amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.

All modified endowment contracts that are issued within any calendar year to the same Contract Owner by one company or its affiliates shall be treated as one modified endowment contract in determining the taxable portion of any loan or distributions.

ESTATE AND GENERATION SKIPPING TAXES

When the Insured dies, the Death Proceeds will generally be includible in the Contract Owner's estate for purposes of federal estate tax if the last surviving Insured owned the Contract. If the Contract Owner was not the last surviving Insured, the fair market value of the Contract would be included in the Contract Owner's estate upon the Contract Owner's death. Nothing would be includible in the last surviving Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, estates less than $600,000 will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate and gift tax purposes. The unlimited marital deduction permits the deferral of taxes until the death of the surviving spouse (when the Death Proceeds would be available to pay taxes due and other expenses incurred).

If the Contract Owner (whether or not he or she is an Insured) transfers ownership of the Contract to someone two or more generations younger, the transfer may be subject to the generation-skipping transfer tax, the taxable amount being the value of the Contract. The generation-skipping transfer tax provisions generally apply to transfers which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping transfer exemption of $1 million. Because these rules are complex, the Contract Owner should consult with a qualified tax adviser for specific information if ownership is passing to younger generations.

DIVERSIFICATION REQUIREMENTS

Section 817 of the Code provides that a variable life insurance contract (other than a pension plan policy) will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Contract is not treated as a life insurance contract, the Contract Owner will be subject to income tax on the annual increases in cash value.

The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of policy income on an ongoing basis. However, either the company or the Contract Owner must agree to pay the tax due for the period during which the diversification requirements were not met.

Hartford Life monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. Hartford Life intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

In order for a variable life insurance contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner. The Internal Revenue Service ("IRS") has issued several rulings which discuss investor control. The IRS has ruled that incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this Prospectus, no other such guidance has been issued. Further, Hartford Life does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Contract Owner could be considered the owner of the assets for tax purposes. Hartford Life reserves the right to modify the contracts, as necessary, to prevent Contract Owners from being considered the owners of the assets in the separate accounts.

LIFE INSURANCE PURCHASED FOR USE IN SPLIT DOLLAR ARRANGEMENTS

On January 26, 1996, the IRS released a technical advice memorandum ("TAM") on the taxability of life insurance policies used in certain split dollar arrangements. A TAM, issued by the National Office of the IRS, provides advice as to the internal revenue laws, regulations, and related statutes with respect to a specific set of facts and a specific taxpayer. In the TAM, among other things, the IRS concluded that an employee was subject to current taxation on the excess of the cash surrender value of the policy over the premiums to be returned to the employer. Purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from such an arrangement.

FEDERAL INCOME TAX WITHHOLDING

If any amounts are deemed to be current taxable income to the Contract Owner, such amounts will be subject to federal income tax withholding and reporting, pursuant to the Code.

NON-INDIVIDUAL OWNERSHIP OF CONTRACTS

Legislation has recently been proposed which would limit certain of the tax advantages now afforded non-individual owners of life insurance contracts. Prospective Contract Owners which are not individuals should consult a tax adviser to determine the status of this proposed legislation and its potential impact on the purchaser.

OTHER

Federal estate tax, state and local estate, inheritance and other tax consequences of ownership, or receipt of Contract proceeds depend on the circumstances of each Contract Owner or beneficiary. A tax adviser should be consulted to determine the impact of these taxes.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

                              LEGAL PROCEEDINGS

There are no pending material legal proceedings affecting the Contracts, the Separate Account or any of the Funds.

                                LEGAL MATTERS

Legal matters in connection with the issue and sale of flexible premium variable life insurance contracts described in this Prospectus and the organization of Hartford Life, its authority to issue the Contracts under Connecticut law and the validity of the forms of the Contracts under Connecticut law and legal matters relating to the Federal securities and income tax laws have been passed on by Lynda Godkin, General Counsel of ITT Hartford Life Insurance Companies.

                                   EXPERTS

The financial statements and schedules for Hartford Life included in this Prospectus and elsewhere in the Registration Statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report hereon, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said report. Reference is made to said report of Hartford Life Insurance Company (the depositor), which includes an explanatory paragraph with respect to the adoption of new account standards changing the methods of accounting for debt and equity securities. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

The hypothetical Contract illustrations included in this Prospectus and Registration Statement have been approved by Michael Winterfield, FSA, MAAA, Director, Individual Annuity Inforce Management, for Hartford Life, and are included in reliance upon his opinion as to their reasonableness.

                            REGISTRATION STATEMENT

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended. This Prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Separate Account, the Funds, Hartford Life, and the Contracts.

                                  APPENDIX A

                          ILLUSTRATIONS OF BENEFITS

The tables in Appendix A illustrate the way in which a Contract operates. They show how the death benefit and surrender value could vary over an extended period of time assuming hypothetical gross rates of return equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on an initial premium of $10,000. A male age 45, a female age 55 and a male age 65 with Face Amounts of $40,161, $33,334 and $19,380, respectively, are illustrated for the single life Contract. The illustrations for the last survivor Contract assume male and female of equal ages, including age 55 and 65 for Face Amounts of $44,053 and $27,778.

The death benefit and surrender value for a Contract would be different from those shown if the rates of return averaged 0%, 6% and 12% over a period of years, but also fluctuated above or below those averages for individual Contract Years. They would also differ if any Contract loan were made during the period of time illustrated.

The tables reflect the deductions of current Contract charges and guaranteed Contract charges for a single gross interest rate. The death benefits and surrender values would change if the current cost of insurance charges change.

The amounts shown for the death benefit and surrender value as of the end of each Contract Year take into account an average daily charge equal to an annual charge of 0.75% of the average daily net assets of the Funds for investment advisory and administrative services fees. The gross annual investment return rates of 0%, 6% and 12% on the Fund's assets are equal to net annual investment return rates (net of the 0.75% average daily charge) of -0.75%, 5.25% and 11.25%, respectively.

In addition, the death benefit and surrender value as of the end of each Contract Year take into account the (1) tax expense charge equal to an annual rate of 0.40% of Account Value for the first ten Contract Years; (2) administrative charge equal to an annual rate of 0.40% of Account Value attributable to the Separate Account; (3) mortality and expense risk charge equal to an annual rate of 0.90% of Account Value attributable to the Separate Account; and (4) any Contingent Deferred Sales Charge and premium tax charge which may be applicable in the first nine Contract Years.

The hypothetical returns shown in the tables are without any tax charges that may be attributable to the Separate Account in the future. In order to produce after tax returns of 0%, 6%, and 12%, the Separate Account would have to earn a sufficient amount in excess of 0% or 6% or 12% to cover any tax charges (see "Deductions and Charges - Charges Against The Separate Account - Taxes," page ___).

The "Premium Paid Plus Interest" column of each table shows the amount which would accumulate if the initial premium was invested to earn interest, after taxes of 5% per year, compounded annually.

Hartford Life will furnish upon request, a comparable illustration reflecting the proposed insureds age, risk classification, Face Amount or initial premium requested, and reflecting guaranteed cost of insurance rates. Hartford Life Insurance Company will also furnish an additional similar illustration reflecting current cost of insurance rates which may be less than, but never greater than, the guaranteed cost of insurance rates.

                       HARTFORD LIFE INSURANCE COMPANY
               MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                              SINGLE LIFE OPTION
                           $10,000 INITIAL PREMIUM
                              ISSUE AGE 45 MALE
                         INITIAL FACE AMOUNT: $40,161

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)

                                          CURRENT CHARGES*                           GUARANTEED CHARGES**
                PREMIUMS        -------------------------------------        -------------------------------------
  END OF       ACCUMULATED                      CASH                                         CASH
 CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER        DEATH         ACCOUNT       SURRENDER        DEATH
   YEAR         PER YEAR         VALUE          VALUE         BENEFIT         VALUE          VALUE         BENEFIT
   ----      --------------     -------       ---------       -------        -------       ---------       -------
     1           10,500         10,834          9,840          40,161        10,756          9,764          40,161
     2           11,025         11,740         10,755          40,161        11,575         10,593          40,161
     3           11,576         12,724         11,751          40,161        12,463         11,495          40,161
     4           12,155         13,794         12,987          40,161        13,427         12,626          40,161
     5           12,763         14,956         14,169          40,161        14,474         13,693          40,161
     6           13,401         16,219         15,657          40,161        15,613         15,057          40,161
     7           14,071         17,592         17,060          40,161        16,851         16,324          40,161
     8           14,775         19,083         18,788          40,161        18,198         17,907          40,161
     9           15,513         20,704         20,452          40,161        19,666         19,417          40,161
    10           16,289         22,465         22,465          40,161        21,268         21,268          40,161
    11           17,103         24,501         24,501          40,161        23,113         23,113          40,161
    12           17,959         26,724         26,724          40,161        25,145         25,145          40,161
    13           18,856         29,153         29,153          41,398        27,386         27,386          40,161
    14           19,799         31,808         31,808          43,896        29,864         29,864          41,213
    15           20,789         34,714         34,714          46,517        32,590         32,590          43,670
    16           21,829         37,895         37,895          49,264        35,574         35,574          46,247
    17           22,920         41,367         41,367          52,951        38,832         38,832          49,705
    18           24,066         45,156         45,156          56,897        42,386         42,386          53,407
    19           25,270         49,292         49,292          61,122        46,266         46,266          57,371
    20           26,533         53,807         53,807          65,645        50,502         50,502          61,613


    25           33,864         83,601         83,601          96,978        78,372         78,372          90,912
    35           55,160        201,997        201,997         214,118       180,092        189,092         200,438

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF I NSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       HARTFORD LIFE INSURANCE COMPANY
               MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                              SINGLE LIFE OPTION
                           $10,000 INITIAL PREMIUM
                              ISSUE AGE 45 MALE
                         INITIAL FACE AMOUNT: $40,161

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)

                                          CURRENT CHARGES*                           GUARANTEED CHARGES**
                PREMIUMS        -------------------------------------        -------------------------------------
  END OF       ACCUMULATED                      CASH                                         CASH
 CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER        DEATH         ACCOUNT       SURRENDER        DEATH
   YEAR         PER YEAR         VALUE          VALUE         BENEFIT         VALUE          VALUE         BENEFIT
   ----      --------------     -------       ---------       -------        -------       ---------       -------
     1           10,500         10,249          9,269          40,161        10,171          9,192          40,161
     2           11,025         10,506          9,546          40,161        10,337          9,380          40,161
     3           11,576         10,769          9,831          40,161        10,497          9,564          40,161
     4           12,155         11,040         10,275          40,161        10,651          9,891          40,161
     5           12,763         11,319         10,577          40,161        10,796         10,061          40,161
     6           13,401         11,605         11,089          40,161        10,930         10,421          40,161
     7           14,071         11,900         11,411          40,161        11,052         10,569          40,161
     8           14,775         12,202         11,941          40,161        11,158         10,902          40,161
     9           15,513         12,514         12,282          40,161        11,244         11,016          40,161
    10           16,289         12,833         12,833          40,161        11,309         11,309          40,161
    11           17,103         13,228         13,228          40,161        11,394         11,394          40,161
    12           17,959         13,636         13,636          40,161        11,455         11,455          40,161
    13           18,856         14,058         14,058          40,161        11,486         11,486          40,161
    14           19,799         14,494         14,494          40,161        11,486         11,486          40,161
    15           20,789         14,944         14,944          40,161        11,450         11,450          40,161
    16           21,829         15,409         15,409          40,161        11,370         11,370          40,161
    17           22,920         15,889         15,889          40,161        11,239         11,239          40,161
    18           24,066         16,385         16,385          40,161        11,048         11,048          40,161
    19           25,270         16,898         16,898          40,161        10,787         10,787          40,161
    20           26,533         17,428         17,428          40,161        10,442         10,442          40,161


    25           33,864         20,353         20,353          40,161         6,987          6,987          40,161
    35           55,160         27,852         27,852          40,161             0              0               0

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       HARTFORD LIFE INSURANCE COMPANY
               MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                              SINGLE LIFE OPTION
                           $10,000 INITIAL PREMIUM
                              ISSUE AGE 45 MALE
                         INITIAL FACE AMOUNT: $40,161

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75% NET)

                                          CURRENT CHARGES*                           GUARANTEED CHARGES**
                PREMIUMS        -------------------------------------        -------------------------------------
  END OF       ACCUMULATED                      CASH                                         CASH
 CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER        DEATH         ACCOUNT       SURRENDER        DEATH
   YEAR         PER YEAR         VALUE          VALUE         BENEFIT         VALUE          VALUE         BENEFIT
   ----      --------------     -------       ---------       -------        -------       ---------       -------
      1          10,500          9,665          8,698          40,161         9,586          8,649          40,161
      2          11,025          9,340          8,404          40,161         9,169          8,291          40,161
      3          11,576          9,026          8,118          40,161         8,747          7,925          40,161
      4          12,155          8,721          7,990          40,161         8,319          7,699          40,161
      5          12,763          8,425          7,720          40,161         7,883          7,312          40,161
      6          13,401          8,138          7,657          40,161         7,438          7,113          40,161
      7          14,071          7,860          7,401          40,161         6,980          6,696          40,161
      8          14,775          7,591          7,353          40,161         6,506          6,461          40,161
      9          15,513          7,330          7,111          40,161         6,013          6,002          40,161
     10          16,289          7,076          7,076          40,161         5,498          5,717          40,161
     11          17,103          6,865          6,865          40,161         4,978          5,211          40,161
     12          17,959          6,659          6,659          40,161         4,427          4,673          40,161
     13          18,856          6,459          6,459          40,161         3,843          4,100          40,161
     14          19,799          6,264          6,264          40,161         3,221          3,488          40,161
     15          20,789          6,073          6,073          40,161         2,558          2,833          40,161
     16          21,829          5,888          5,888          40,161         1,845          2,127          40,161
     17          22,920          5,707          5,707          40,161         1,075          1,361          40,161
     18          24,066          5,531          5,531          40,161           237            526          40,161
     19          25,270          5,360          5,360          40,161             0              0               0
     20          26,533          5,193          5,193          40,161             0              0               0


     25          33,864          4,420          4,420          40,161             0              0               0
     35          55,160          3,145          3,145          40,161             0              0               0

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       HARTFORD LIFE INSURANCE COMPANY
               MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                              SINGLE LIFE OPTION
                           $10,000 INITIAL PREMIUM
                             ISSUE AGE 55 FEMALE
                         INITIAL FACE AMOUNT: $33,334

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)

                                          CURRENT CHARGES*                           GUARANTEED CHARGES**
                PREMIUMS        -------------------------------------        -------------------------------------
  END OF       ACCUMULATED                      CASH                                         CASH
 CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER        DEATH         ACCOUNT       SURRENDER        DEATH
   YEAR         PER YEAR         VALUE          VALUE         BENEFIT         VALUE          VALUE         BENEFIT
   ----      --------------     -------       ---------       -------        -------       ---------       -------
      1          10,500         10,834          9,840          33,334        10,727          9,736          33,334
      2          11,025         11,740         10,755          33,334        11,517         10,537          33,334
      3          11,576         12,724         11,751          33,334        12,378         11,411          33,334
      4          12,155         13,794         12,987          33,334        13,317         12,517          33,334
      5          12,763         14,956         14,169          33,334        14,343         13,564          33,334
      6          13,401         16,219         15,657          33,334        15,464         14,909          33,334
      7          14,071         17,592         17,060          33,334        16,688         16,163          33,334
      8          14,775         19,083         18,788          33,334        18,025         17,735          33,334
      9          15,513         20,704         20,452          33,334        19,487         19,238          33,334
     10          16,289         22,465         22,465          33,334        21,088         21,088          33,334
     11          17,103         24,501         24,501          33,334        22,940         22,940          33,334
     12          17,959         26,736         26,736          33,334        24,991         24,991          33,334
     13          18,856         29,218         29,218          34,478        27,270         27,270          33,334
     14          19,799         31,946         31,946          37,377        29,804         29,804          34,891
     15          20,789         34,928         34,928          40,517        32,585         32,585          37,799
     16          21,829         38,190         38,190          43,919        35,625         35,625          40,969
     17          22,920         41,765         41,765          47,195        38,958         38,958          44,023
     18          24,066         45,686         45,686          50,712        42,614         42,614          47,301
     19          25,270         49,992         49,992          54,492        46,627         46,627          50,824
     20          26,533         54,687         54,687          59,609        51,004         51,004          55,594


     25          33,864         85,841         85,841          90,992        80,060         80,060          84,864
     35          55,160        208,273        208,273         218,687       192,260        192,260         201,873

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       HARTFORD LIFE INSURANCE COMPANY
               MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                              SINGLE LIFE OPTION
                           $10,000 INITIAL PREMIUM
                             ISSUE AGE 55 FEMALE
                         INITIAL FACE AMOUNT: $33,334

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)

                                          CURRENT CHARGES*                           GUARANTEED CHARGES**
                PREMIUMS        -------------------------------------        -------------------------------------
  END OF       ACCUMULATED                      CASH                                         CASH
 CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER        DEATH         ACCOUNT       SURRENDER        DEATH
   YEAR         PER YEAR         VALUE          VALUE         BENEFIT         VALUE          VALUE         BENEFIT
   ----      --------------     -------       ---------       -------        -------       ---------       -------
     1           10,500         10,249          9,269          33,334        10,142          9,164         33,334
     2           11,025         10,506          9,546          33,334        10,279          9,324         33,334
     3           11,576         10,769          9,831          33,334        10,412          9,480         33,334
     4           12,155         11,040         10,275          33,334        10,539          9,781         33,334
     5           12,763         11,319         10,577          33,334        10,661          9,928         33,334
     6           13,401         11,605         11,089          33,334        10,774         10,266         33,334
     7           14,071         11,900         11,411          33,334        10,875         10,394         33,334
     8           14,775         12,202         11,941          33,334        10,959         10,704         33,334
     9           15,513         12,514         12,282          33,334        11,021         10,793         33,334
    10           16,289         12,833         12,833          33,334        11,055         11,055         33,334
    11           17,103         13,228         13,228          33,334        11,106         11,106         33,334
    12           17,959         13,636         13,636          33,334        11,127         11,127         33,334
    13           18,856         14,058         14,058          33,334        11,117         11,117         33,334
    14           19,799         14,494         14,494          33,334        11,073         11,073         33,334
    15           20,789         14,944         14,944          33,334        10,988         10,988         33,334
    16           21,829         15,409         15,409          33,334        10,854         10,854         33,334
    17           22,920         15,889         15,889          33,334        10,656         10,656         33,334
    18           24,066         16,385         16,385          33,334        10,375         10,375         33,334
    19           25,270         16,898         16,898          33,334         9,991          9,991         33,334
    20           26,533         17,428         17,428          33,334         9,479          9,479         33,334

    25           33,864         20,353         20,353          33,334         3,955          3,955         33,334
    35           55,160         27,852         27,852          33,334             0              0              0

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       HARTFORD LIFE INSURANCE COMPANY
               MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                              SINGLE LIFE OPTION
                           $10,000 INITIAL PREMIUM
                              ISSUE AGE 55 MALE
                         INITIAL FACE AMOUNT: $33,334

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75% NET)

                                          CURRENT CHARGES*                           GUARANTEED CHARGES**
                PREMIUMS        -------------------------------------        -------------------------------------
  END OF       ACCUMULATED                      CASH                                         CASH
 CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER        DEATH         ACCOUNT       SURRENDER        DEATH
   YEAR         PER YEAR         VALUE          VALUE         BENEFIT         VALUE          VALUE         BENEFIT
   ----      --------------     -------       ---------       -------        -------       ---------       -------
     1           10,500          9,665          8,698         33,334          9,558          8,593         33,334
     2           11,025          9,340          8,404         33,334          9,112          8,179         33,334
     3           11,576          9,026          8,118         33,334          8,662          7,761         33,334
     4           12,155          8,721          7,990         33,334          8,209          7,486         33,334
     5           12,763          8,425          7,720         33,334          7,750          7,053         33,334
     6           13,401          8,138          7,657         33,334          7,283          6,810         33,334
     7           14,071          7,860          7,401         33,334          6,803          6,352         33,334
     8           14,775          7,591          7,353         33,334          6,305          6,073         33,334
     9           15,513          7,330          7,111         33,334          5,782          5,568         33,334
    10           16,289          7,076          7,076         33,334          5,230          5,230         33,334
    11           17,103          6,865          6,865         33,334          4,665          4,665         33,334
    12           17,959          6,659          6,659         33,334          4,061          4,061         33,334
    13           18,856          6,459          6,459         33,334          3,419          3,419         33,334
    14           19,799          6,264          6,264         33,334          2,733          2,733         33,334
    15           20,789          6,073          6,073         33,334          1,997          1,997         33,334
    16           21,829          5,888          5,888         33,334          1,200          1,200         33,334
    17           22,920          5,707          5,707         33,334            324            324         33,334
    18           24,066          5,531          5,531         33,334              0              0              0
    19           25,270          5,360          5,360         33,334              0              0              0
    20           26,533          5,193          5,193         33,334              0              0              0


    25           33,864          4,420          4,420         33,334              0              0              0
    35           55,160          3,145          3,145         33,334              0              0              0

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       HARTFORD LIFE INSURANCE COMPANY
               MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                              SINGLE LIFE OPTION
                           $10,000 INITIAL PREMIUM
                              ISSUE AGE 65 MALE
                         INITIAL FACE AMOUNT: $19,380

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)

                                          CURRENT CHARGES*                           GUARANTEED CHARGES**
                PREMIUMS        -------------------------------------        -------------------------------------
  END OF       ACCUMULATED                      CASH                                         CASH
 CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER        DEATH         ACCOUNT       SURRENDER        DEATH
   YEAR         PER YEAR         VALUE          VALUE         BENEFIT         VALUE          VALUE         BENEFIT
   ----      --------------     -------       ---------       -------        -------       ---------       -------
     1           10,500         10,834          9,840          19,380        10,650          9,660          19,380
     2           11,025         11,740         10,755          19,380        11,357         10,380          19,380
     3           11,576         12,724         11,751          19,380        12,131         11,169          19,380
     4           12,155         13,794         12,987          19,380        12,984         12,190          19,380
     5           12,763         14,956         14,169          19,380        13,930         13,156          19,380
     6           13,401         16,219         15,657          19,380        14,986         14,436          19,380
     7           14,071         17,595         17,063          19,883        16,172         15,650          19,380
     8           14,775         19,106         18,810          21,208        17,516         17,228          19,443
     9           15,513         20,760         20,508          22,629        19,027         18,780          20,740
    10           16,289         22,549         22,549          24,578        20,664         20,664          22,524
    11           17,103         24,595         24,595          26,563        22,536         22,536          24,340
    12           17,959         26,837         26,837          28,716        24,587         24,587          26,309
    13           18,856         29,275         29,275          31,325        26,816         26,816          28,693
    14           19,799         31,947         31,947          33,864        29,260         29,260          31,016
    15           20,789         34,856         34,856          36,948        31,916         31,916          33,831
    16           21,829         38,046         38,046          39,949        34,834         34,834          36,576
    17           22,920         41,517         41,517          43,594        38,005         38,005          39,906
    18           24,066         45,308         45,308          47,574        41,447         41,447          43,520
    19           25,270         49,448         49,448          51,921        45,177         45,177          47,436
    20           26,533         53,969         53,969          56,667        49,215         49,215          51,677


    25           33,864         83,837         83,837          88,030        74,965         74,965          78,714
    35           55,160        202,335        202,335         204,358       175,528        175,528         177,284

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       HARTFORD LIFE INSURANCE COMPANY
               MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                              SINGLE LIFE OPTION
                           $10,000 INITIAL PREMIUM
                              ISSUE AGE 65 MALE
                         INITIAL FACE AMOUNT: $19,380

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)

                                          CURRENT CHARGES*                           GUARANTEED CHARGES**
                PREMIUMS        -------------------------------------        -------------------------------------
  END OF       ACCUMULATED                      CASH                                         CASH
 CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER        DEATH         ACCOUNT       SURRENDER        DEATH
   YEAR         PER YEAR         VALUE          VALUE         BENEFIT         VALUE          VALUE         BENEFIT
   ----      --------------     -------       ---------       -------        -------       ---------       -------
     1           10,500         10,249          9,269          19,380        10,062          9,086          19,380
     2           11,025         10,506          9,546          19,380        10,104          9,152          19,380
     3           11,576         10,769          9,831          19,380        10,123          9,196          19,380
     4           12,155         11,040         10,275          19,380        10,116          9,364          19,380
     5           12,763         11,319         10,577          19,380        10,077          9,351          19,380
     6           13,401         11,605         11,089          19,380        10,002          9,502          19,380
     7           14,071         11,900         11,411          19,380         9,880          9,406          19,380
     8           14,775         12,202         11,941          19,380         9,703          9,454          19,380
     9           15,513         12,514         12,282          19,380         9,455          9,232          19,380
    10           16,289         12,833         12,833          19,380         9,124          9,124          19,380
    11           17,103         13,228         13,228          19,380         8,730          8,730          19,380
    12           17,959         13,636         13,636          19,380         8,217          8,217          19,380
    13           18,856         14,058         14,058          19,380         7,564          7,564          19,380
    14           19,799         14,494         14,494          19,380         6,738          6,738          19,380
    15           20,789         14,944         14,944          19,380         5,699          5,699          19,380
    16           21,829         15,409         15,409          19,380         4,387          4,387          19,380
    17           22,920         15,889         15,889          19,380         2,723          2,723          19,380
    18           24,066         16,385         16,385          19,380           595            595          19,380
    19           25,270         16,898         16,898          19,380             0              0               0
    20           26,533         17,428         17,428          19,380             0              0               0


    25           33,864         20,353         20,353          21,371             0              0               0
    35           55,160         27,854         27,854          28,133             0              0               0

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       HARTFORD LIFE INSURANCE COMPANY
               MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                              SINGLE LIFE OPTION
                           $10,000 INITIAL PREMIUM
                              ISSUE AGE 65 MALE
                         INITIAL FACE AMOUNT: $19,380

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75% NET)

                                          CURRENT CHARGES*                           GUARANTEED CHARGES**
                PREMIUMS        -------------------------------------        -------------------------------------
  END OF       ACCUMULATED                      CASH                                         CASH
 CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER        DEATH         ACCOUNT       SURRENDER        DEATH
   YEAR         PER YEAR         VALUE          VALUE         BENEFIT         VALUE          VALUE         BENEFIT
   ----      --------------     -------       ---------       -------        -------       ---------       -------
     1          10,500           9,665          8,698          19,380         9,475          8,512          19,380
     2          11,025           9,340          8,404          19,380         8,923          7,994          19,380
     3          11,576           9,026          8,118          19,380         8,340          7,444          19,380
     4          12,155           8,721          7,990          19,380         7,720          7,004          19,380
     5          12,763           8,425          7,720          19,380         7,056          6,368          19,380
     6          13,401           8,138          7,657          19,380         6,338          5,875          19,380
     7          14,071           7,869          7,401          19,380         5,553          5,111          19,380
     8          14,775           7,591          7,353          19,380         4,684          4,461          19,380
     9          15,513           7,330          7,111          19,380         3,712          3,503          19,380
    10          16,289           7,076          7,076          19,380         2,616          2,616          19,380
    11          17,103           6,865          6,865          19,380         1,379          1,379          19,380
    12          17,959           6,659          6,659          19,380             0              0               0
    13          18,856           6,459          6,459          19,380             0              0               0
    14          19,799           6,264          6,264          19,380             0              0               0
    15          20,789           6,073          6,073          19,380             0              0               0
    16          21,829           5,888          5,888          19,380             0              0               0
    17          22,920           5,707          5,707          19,380             0              0               0
    18          24,066           5,531          5,531          19,380             0              0               0
    19          25,270           5,360          5,360          19,380             0              0               0
    20          26,533           5,193          5,193          19,380             0              0               0


    25          33,864           4,420          4,420          19,380             0              0               0
    35          55,160           3,145          3,145          19,380             0              0               0

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       HARTFORD LIFE INSURANCE COMPANY
               MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                             LAST SURVIVOR OPTION
                           $10,000 INITIAL PREMIUM
                        ISSUE AGES: 55 MALE \ 55 FEMALE
                         INITIAL FACE AMOUNT: $44,053

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)

                                          CURRENT CHARGES*                           GUARANTEED CHARGES**
                PREMIUMS        -------------------------------------        -------------------------------------
  END OF       ACCUMULATED                      CASH                                         CASH
 CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER        DEATH         ACCOUNT       SURRENDER        DEATH
   YEAR         PER YEAR         VALUE          VALUE         BENEFIT         VALUE          VALUE         BENEFIT
   ----      --------------     -------       ---------       -------        -------       ---------       -------
     1           10,500         10,902          9,906          44,053        10,902          9,906          44,053
     2           11,025         11,882         10,894          44,053        11,882         10,894          44,053
     3           11,576         12,946         11,970          44,053        12,946         11,970          44,053
     4           12,155         14,103         13,292          44,053        14,103         13,292          44,053
     5           12,763         15,360         14,568          44,053        15,360         14,568          44,053
     6           13,401         16,726         16,159          44,053        16,726         16,159          44,053
     7           14,071         18,210         17,674          44,053        18,210         17,674          44,053
     8           14,775         19,825         19,526          44,053        19,822         19,523          44,053
     9           15,513         21,585         21,331          44,053        21,574         21,320          44,053
    10           16,289         23,505         23,505          44,053        23,477         23,477          44,053
    11           17,103         25,727         25,727          44,053        25,652         25,652          44,053
    12           17,959         28,162         28,162          44,053        28,031         28,031          44,053
    13           18,856         30,830         30,830          44,053        30,640         30,640          44,053
    14           19,799         33,755         33,755          44,053        33,507         33,507          44,053
    15           20,789         36,960         36,960          44,053        36,667         36,667          44,053
    16           21,829         40,479         40,479          46,551        40,154         40,154          46,177
    17           22,920         44,337         44,337          50,102        43,981         43,981          49,699
    18           24,066         48,565         48,565          53,908        48,175         48,175          53,475
    19           25,270         53,202         53,202          57,991        52,774         52,774          57,524
    20           26,533         58,305         58,305          63,553        57,828         57,828          63,033


    25           33,864         92,176         92,176          97,707        91,132         91,132          96,600
    35           55,160        230,373        230,373         241,893       219,404        219,404         230,374

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       HARTFORD LIFE INSURANCE COMPANY
               MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                             LAST SURVIVOR OPTION
                           $10,000 INITIAL PREMIUM
                        ISSUE AGES: 55 MALE \ 55 FEMALE
                         INITIAL FACE AMOUNT: $44,053

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)

                                          CURRENT CHARGES*                           GUARANTEED CHARGES**
                PREMIUMS        -------------------------------------        -------------------------------------
  END OF       ACCUMULATED                      CASH                                         CASH
 CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER        DEATH         ACCOUNT       SURRENDER        DEATH
   YEAR         PER YEAR         VALUE          VALUE         BENEFIT         VALUE          VALUE         BENEFIT
   ----      --------------     -------       ---------       -------        -------       ---------       -------
     1           10,500         10,314          9,332          44,053        10,314          9,332          44,053
     2           11,025         10,632          9,669          44,053        10,632          9,669          44,053
     3           11,576         10,954         10,012          44,053        10,954         10,012          44,053
     4           12,155         11,279         10,509          44,053        11,279         10,509          44,053
     5           12,763         11,605         10,860          44,053        11,605         10,860          44,053
     6           13,401         11,941         11,422          44,053        11,931         11,412          44,053
     7           14,071         12,288         11,796          44,053        12,255         11,763          44,053
     8           14,775         12,646         12,383          44,053        12,574         12,311          44,053
     9           15,513         13,015         12,782          44,053        12,885         12,652          44,053
    10           16,289         13,396         13,396          44,053        13,182         13,182          44,053
    11           17,103         13,858         13,858          44,053        13,517         13,517          44,053
    12           17,959         14,337         14,337          44,053        13,834         13,834          44,053
    13           18,856         14,834         14,834          44,053        14,127         14,127          44,053
    14           19,799         15,349         15,349          44,053        14,393         14,393          44,053
    15           20,789         15,883         15,883          44,053        14,624         14,624          44,053
    16           21,829         16,436         16,436          44,053        14,809         14,809          44,053
    17           22,920         17,010         17,010          44,053        14,938         14,938          44,053
    18           24,066         17,606         17,606          44,053        14,991         14,991          44,053
    19           25,270         18,223         18,223          44,053        14,949         14,949          44,053
    20           26,533         18,863         18,863          44,053        14,787         14,787          44,053


    25           33,864         22,433         22,433          44,053        11,078         11,078          44,053
    35           55,160         31,836         31,836          44,053             0              0               0

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       HARTFORD LIFE INSURANCE COMPANY
               MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                             LAST SURVIVOR OPTION
                           $10,000 INITIAL PREMIUM
                        ISSUE AGES: 55 MALE \ 55 FEMALE
                         INITIAL FACE AMOUNT: $44,053

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75% NET)

                                          CURRENT CHARGES*                           GUARANTEED CHARGES**
                PREMIUMS        -------------------------------------        -------------------------------------
  END OF       ACCUMULATED                      CASH                                         CASH
 CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER        DEATH         ACCOUNT       SURRENDER        DEATH
   YEAR         PER YEAR         VALUE          VALUE         BENEFIT         VALUE          VALUE         BENEFIT
   ----      --------------     -------       ---------       -------        -------       ---------       -------
     1           10,500          9,726          8,757          44,053         9,726          8,757          44,053
     2           11,025          9,452          8,512          44,053         9,451          8,512          44,053
     3           11,576          9,177          8,266          44,053         9,177          8,266          44,053
     4           12,155          8,899          8,166          44,053         8,899          8,166          44,053
     5           12,763          8,628          7,920          44,053         8,618          7,910          44,053
     6           13,401          8,365          7,881          44,053         8,331          7,848          44,053
     7           14,071          8,108          7,647          44,053         8,035          7,575          44,053
     8           14,775          7,859          7,619          44,053         7,727          7,489          44,053
     9           15,513          7,616          7,397          44,053         7,403          7,185          44,053
    10           16,289          7,380          7,380          44,053         7,058          7,058          44,053
    11           17,103          7,186          7,186          44,053         6,713          6,713          44,053
    12           17,959          6,996          6,996          44,053         6,334          6,334          44,053
    13           18,856          6,811          6,811          44,053         5,916          5,916          44,053
    14           19,799          6,630          6,630          44,053         5,451          5,451          44,053
    15           20,789          6,453          6,453          44,053         4,932          4,932          44,053
    16           21,829          6,280          6,280          44,053         4,345          4,345          44,053
    17           22,920          6,110          6,110          44,053         3,673          3,673          44,053
    18           24,066          5,945          5,945          44,053         2,896          2,896          44,053
    19           25,270          5,783          5,783          44,053         1,985          1,985          44,053
    20           26,533          5,625          5,625          44,053           910            910          44,053


    25           33,864          4,885          4,885          44,053             0              0               0
    35           55,160          3,633          3,633          44,053             0              0               0

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       HARTFORD LIFE INSURANCE COMPANY
               MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                             LAST SURVIVOR OPTION
                           $10,000 INITIAL PREMIUM
                        ISSUE AGES: 65 MALE \ 65 FEMALE
                         INITIAL FACE AMOUNT: $27,778

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)

                                          CURRENT CHARGES*                           GUARANTEED CHARGES**
                PREMIUMS        -------------------------------------        -------------------------------------
  END OF       ACCUMULATED                      CASH                                         CASH
 CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER        DEATH         ACCOUNT       SURRENDER        DEATH
   YEAR         PER YEAR         VALUE          VALUE         BENEFIT         VALUE          VALUE         BENEFIT
   ----      --------------     -------       ---------       -------        -------       ---------       -------
     1           10,500         10,897          9,902          27,778        10,897          9,902          27,778
     2           11,025         11,862         10,875          27,778        11,862         10,875          27,778
     3           11,576         12,903         11,927          27,778        12,902         11,926          27,778
     4           12,155         14,037         13,227          27,778        14,021         13,211          27,778
     5           12,763         15,274         14,483          27,778        15,229         14,439          27,778
     6           13,401         16,623         16,057          27,778        16,535         15,969          27,778
     7           14,071         18,094         17,558          27,778        17,948         17,413          27,778
     8           14,775         19,698         19,399          27,778        19,482         19,185          27,778
     9           15,513         21,447         21,193          27,778        21,155         20,902          27,778
    10           16,289         23,354         23,354          27,778        22,988         22,988          27,778
    11           17,103         25,561         25,561          27,778        25,115         25,115          27,778
    12           17,959         27,981         27,981          29,940        27,485         27,485          29,409
    13           18,856         30,632         30,632          32,776        30,076         30,076          32,182
    14           19,799         33,537         33,537          35,550        32,914         32,914          34,889
    15           20,789         36,721         36,721          38,925        36,007         36,007          38,168
    16           21,829         40,211         40,211          42,222        39,396         39,396          41,367
    17           22,920         44,035         44,035          46,238        43,088         43,088          45,243
    18           24,066         48,227         48,227          50,639        47,104         47,104          49,460
    19           25,270         52,820         52,820          55,462        51,466         51,466          54,040
    20           26,533         57,887         57,887          60,782        56,231         56,231          59,043


    25           33,864         91,514         91,514          96,090        86,546         86,546          90,874
    35           55,160        228,720        228,720         231,007       203,577        203,577         205,613

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       HARTFORD LIFE INSURANCE COMPANY
               MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                             LAST SURVIVOR OPTION
                           $10,000 INITIAL PREMIUM
                        ISSUE AGES: 65 MALE \ 65 FEMALE
                         INITIAL FACE AMOUNT: $27,778

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)

                                          CURRENT CHARGES*                           GUARANTEED CHARGES**
                PREMIUMS        -------------------------------------        -------------------------------------
  END OF       ACCUMULATED                      CASH                                         CASH
 CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER        DEATH         ACCOUNT       SURRENDER        DEATH
   YEAR         PER YEAR         VALUE          VALUE         BENEFIT         VALUE          VALUE         BENEFIT
   ----      --------------     -------       ---------       -------        -------       ---------       -------
     1           10,500         10,309          9,327          27,778        10,309          9,327          27,778
     2           11,025         10,612          9,650          27,778        10,612          9,650          27,778
     3           11,576         10,917          9,976          27,778        10,907          9,967          27,778
     4           12,155         11,232         10,463          27,778        11,191         10,423          27,778
     5           12,763         11,556         10,812          27,778        11,460         10,717          27,778
     6           13,401         11,891         11,372          27,778        11,710         11,193          27,778
     7           14,071         12,236         11,744          27,778        11,935         11,445          27,778
     8           14,775         12,592         12,329          27,778        12,126         11,866          27,778
     9           15,513         12,960         12,727          27,778        12,275         12,045          27,778
    10           16,289         13,339         13,339          27,778        12,370         12,370          27,778
    11           17,103         13,799         13,799          27,778        12,451         12,451          27,778
    12           17,959         14,276         14,276          27,778        12,455         12,455          27,778
    13           18,856         14,770         14,770          27,778        12,368         12,368          27,778
    14           19,799         15,283         15,283          27,778        12,172         12,172          27,778
    15           20,789         15,815         15,815          27,778        11,843         11,843          27,778
    16           21,829         16,366         16,366          27,778        11,347         11,347          27,778
    17           22,920         16,937         16,937          27,778        10,641         10,641          27,778
    18           24,066         17,530         17,530          27,778         9,661          9,661          27,778
    19           25,270         18,144         18,144          27,778         8,326          8,326          27,778
    20           26,533         18,781         18,781          27,778         6,527          6,527          27,778


    25           33,864         22,335         22,335          27,778             0              0               0
    35           55,160         31,696         31,696          32,014             0              0               0

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       HARTFORD LIFE INSURANCE COMPANY
               MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                             LAST SURVIVOR OPTION
                           $10,000 INITIAL PREMIUM
                        ISSUE AGES: 65 MALE \ 65 FEMALE
                         INITIAL FACE AMOUNT: $27,778

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)

                                          CURRENT CHARGES*                           GUARANTEED CHARGES**
                PREMIUMS        -------------------------------------        -------------------------------------
  END OF       ACCUMULATED                      CASH                                         CASH
 CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER        DEATH         ACCOUNT       SURRENDER        DEATH
   YEAR         PER YEAR         VALUE          VALUE         BENEFIT         VALUE          VALUE         BENEFIT
   ----      --------------     -------       ---------       -------        -------       ---------       -------
     1           10,500          9,721          8,752          27,778         9,721          8,752          27,778
     2           11,025          9,432          8,493          27,778         9,432          8,493          27,778
     3           11,576          9,147          8,236          27,778         9,129          8,220          27,778
     4           12,155          8,869          8,136          27,778         8,809          8,077          27,778
     5           12,763          8,599          7,891          27,778         8,466          7,760          27,778
     6           13,401          8,336          7,852          27,778         8,095          7,614          27,778
     7           14,071          8,080          7,619          27,778         7,687          7,230          27,778
     8           14,775          7,831          7,592          27,778         7,232          6,996          27,778
     9           15,513          7,589          7,370          27,778         6,716          6,499          27,778
    10           16,289          7,354          7,354          27,778         6,122          6,122          27,778
    11           17,103          7,161          7,161          27,778         5,457          5,457          27,778
    12           17,959          6,972          6,972          27,778         4,673          4,673          27,778
    13           18,856          6,787          6,787          27,778         3,747          3,747          27,778
    14           19,799          6,606          6,606          27,778         2,652          2,652          27,778
    15           20,789          6,430          6,430          27,778         1,349          1,349          27,778
    16           21,829          6,257          6,257          27,778             0              0               0
    17           22,920          6,088          6,088          27,778             0              0               0
    18           24,066          5,923          5,923          27,778             0              0               0
    19           25,270          5,762          5,762          27,778             0              0               0
    20           26,533          5,604          5,604          27,778             0              0               0


    25           33,864          4,866          4,866          27,778             0              0               0
    35           55,160          3,619          3,619          27,778             0              0               0


*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Hartford Life Insurance Company Putnam Capital Manager Trust Separate Account Five and to the Owners of Units of Interest therein:

We have audited the accompanying statement of assets & liabilities of Hartford Life Insurance Company Putnam Capital Manager Trust Separate Account Five (the Account) as of December 31, 1995, and the related statement of operations and the statement of changes in net assets for the period from inception, January 10, 1995, to December 31, 1995. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hartford Life Insurance Company Putnam Capital Manager Trust Separate Account Five as of December 31, 1995, and the results of its operations and the changes in its net assets for the period from inception, January 10, 1995, to December 31, 1995, in conformity with generally accepted accounting principles.


Hartford, Connecticut

February 20, 1996                       ARTHUR ANDERSEN LLP

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT FIVE - HARTFORD LIFE INSURANCE COMPANY

STATEMENT OF ASSETS & LIABILITIES

December 31, 1995                                Voyager      Global       Asia Pacific  Growth       Global Asset
                                                 Fund         Growth       Growth Fund   and Income   Allocation
                                                 Sub-Account  Fund         Sub-Account   Fund         Fund
                                                              Sub-Account                Sub-Account  Sub-Account
ASSETS
Investments:

PCM Voyager Fund
 Shares 118,724
 Cost $3,319,339

  Market Value:                                  $3,621,094   $        0   $        0    $        0   $        0

PCM Global Growth Fund
 Shares 172,727
 Cost $2,496,208

  Market Value:                                           0    2,621,991            0             0            0

PCM Asia Pacific Growth Fund
 Shares 25,409
 Cost $252,826

  Market Value:                                           0            0      259,939             0            0

PCM Growth and Income Fund
 Shares 244,760
 Cost $4,862,874

  Market Value:                                           0            0            0     5,254,989            0

PCM Global Asset Allocation Fund
 Shares 34,141
 Cost $522,788

  Market Value:                                           0            0            0             0      551,378

PCM High Yield Fund
 Shares 145,241
 Cost $1,743,609

  Market Value:                                           0            0            0             0            0

PCM U.S. Government and High Quality Bond Fund
 Shares 44,615
 Cost $590,573

  Market Value:                                           0            0            0             0            0

PCM New Opportunities Fund
 Shares 195,071
 Cost $2,765,584

  Market Value:                                           0            0            0             0            0

PCM Money Market Fund
 Shares 5,240,605
 Cost $5,240,605

  Market Value:                                           0            0            0             0            0

PCM Utilities Growth and Income Fund
 Shares 48,050
 Cost $608,275

  Market Value:                                           0            0            0             0            0




PCM Diversified Income Fund
 Shares 30,076
 Cost $318,170

  Market Value:                                           0            0            0             0            0

Due from Hartford Life
Insurance Company                                     3,667        9,000            0        15,029            0

Total Assets                                     $3,624,761   $2,630,991    $ 259,939    $5,270,018    $ 551,378

LIABILITIES
Payable for fund shares purchased                     3,667        9,000            0        15,029            0

                                              High Yield    U.S. Government  New            Money        Utilities    Diversified
                                              Fund          and High         Opportunities  Market       Growth and   Income
                                              Sub-Account   Quality          Fund           Fund         Income Fund  Fund
                                                            Bond Fund        Sub-Account    Sub-Account  Sub-Account  Sub-Account
                                                            Sub-Account
PCM Voyager Fund
 Shares 118,724
 Cost $3,319,339

  Market Value:                               $        0    $        0       $           0  $        0   $         0  $         0

PCM Global Growth Fund
 Shares 172,727
 Cost $2,496,208

  Market Value:                                        0             0                   0           0             0            0

PCM Asia Pacific Growth Fund
 Shares 25,409
 Cost $252,826

  Market Value:                                        0             0                   0           0             0            0

PCM Growth and Income Fund
 Shares 244,760
 Cost $4,862,874

  Market Value:                                        0             0                   0           0             0            0

PCM Global Asset Allocation Fund
 Shares 34,141
 Cost $522,788

  Market Value:                                        0             0                   0           0             0            0

PCM High Yield Fund
 Shares 145,241
 Cost $1,743,609

  Market Value:                                1,796,625             0                   0           0             0            0

PCM U.S. Government and High Quality Bond Fund
 Shares 44,615
 Cost $590,573

  Market Value:                                        0       613,005                   0           0             0            0

PCM New Opportunities Fund
 Shares 195,071
 Cost $2,765,584

  Market Value:                                        0             0           3,048,960           0             0            0

PCM Money Market Fund
 Shares 5,240,605
 Cost $5,240,605

  Market Value:                                        0             0                   0   5,240,605             0            0

PCM Utilities Growth and Income Fund
 Shares 48,050
 Cost $608,275

  Market Value:                                        0             0                   0           0       638,097            0

PCM Diversified Income Fund
 Shares 30,076
 Cost $318,170

  Market Value:                                        0             0                   0           0             0      331,736

Due from Hartford Life
Insurance Company                                  8,333             0               3,667   1,467,565             0            0

Total Assets                                  $1,804,958     $ 613,005        $  3,052,627  $6,708,170   $   638,097  $   331,736

LIABILITIES
Payable for fund shares purchased                  8,333             0               3,667   1,467,565             0            0


December 31, 1995                                Voyager      Global       Asia Pacific  Growth       Global Asset
                                                 Fund         Growth       Growth Fund   and Income   Allocation
                                                 Sub-Account  Fund         Sub-Account   Fund         Fund
                                                              Sub-Account                Sub-Account  Sub-Account
Total Liabilities                                     3,667        9,000            0        15,029            0

Net Assets (variable life contract liabilities)  $3,621,094   $2,621,991    $ 259,939    $5,254,989    $ 551,378

Units Outstanding                                   255,782      224,663       25,409       386,957       44,180

Accumulation Unit Value at end of period         $14.156972   $11.670786   $10.230003    $13.580303   $12.480299

                                                High Yield    U.S. Government  New            Money        Utilities    Diversified
                                                Fund          and High         Opportunities  Market       Growth and   Income
                                                Sub-Account   Quality          Fund           Fund         Income Fund  Fund
                                                              Bond Fund        Sub-Account    Sub-Account  Sub-Account  Sub-Account
                                                              Sub-Account
Total Liabilities                                    8,333             0               3,667   1,467,565             0            0

Net Assets (variable life contract liabilities) $1,796,625    $  613,005          $3,048,960  $5,240,605     $ 638,097    $ 331,736

Units Outstanding                                  151,847        50,854             209,487   4,972,418        48,681       27,704

Accumulation Unit Value at end of period        $11.831850    $12.054164          $14.554430   $1.053935    $13.107694   $11.974198

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT FIVE - HARTFORD LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

For the period                Voyager      Global       Asia Pacific  Growth        Global Asset  High Yield  U.S. Government
inception                     Fund         Growth       Growth Fund   and Income    Allocation    Fund        and High
                              Income
January 10, 1995              Sub-Account               Fund          Sub-Account*                Fund        Fund
                              Income Fund               Fund
to December 31, 1995                       Sub-Account                              Sub-Account   Sub-Account
Sub-Account                   Sub-Account
Investment Income:
Dividends                      $     30    $     91     $    0        $    387      $   192        $   916    $   696

Net investment income (loss)         30          91          0             387          192            916        696

Capital gains income                224         170          0             100            0              0          0

Net realized and
  unrealized gain (loss)
  on investments:

Net realized gain (loss) on
  security transactions            (604)         89        349               6            7            119        133

Net unrealized appreciation
  (depreciation) of investments
  during the period:            301,754     125,784      7,112         392,116       28,590         53,019     22,432

Net gains (losses) on
  investments                   301,150     125,873      7,461         392,122       28,597         53,138     22,565

Net increase
  (decrease) in net assets
  resulting from operations:   $301,404    $126,134     $7,461        $392,609      $28,789        $54,054    $23,261

                             New            Money        Utilities     Diversified from
                             Opportunities               Market        Growth and

                             Sub-Account    Quality      Fund          Fund

                             Bond Fund      Sub-Account  Sub-Account
                                            Sub-Account
Investment Income:
Dividends                     $       1    $80,712      $   543        $   521

Net investment income (loss)          1     80,712          543            521

Capital gains income                 31          0            0              0

Net realized and
  unrealized gain (loss)
  on investments:

Net realized gain (loss) on
  security transactions          (2,699)         0           72             31

Net unrealized appreciation
  (depreciation) of investments
  during the period:            283,377          0       29,823         13,566

Net gains (losses) on
  investments                   280,678          0       29,895         13,597

Net increase
  (decrease) in net assets
  resulting from operations:   $280,710    $80,712      $30,438        $14,118


*From inception, May 1, 1995, to December 31, 1995

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT FIVE - HARTFORD LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

For the period             Voyager      Global       Asia Pacific  Growth        Global Asset  High Yield   U.S. Government
from inception             Fund         Growth       Growth Fund   and Income    Allocation    Fund         and High
January 10, 1995           Sub-Account               Fund          Sub-Account*                Fund         Fund
                           Income Fund               Fundto December 31, 1995                  Sub-Account
                           Bond Fund    Sub-Account  Sub-Account   Sub-Account   Sub-Account
                           Sub-Account
Operations:
  Net investment
  income (loss)            $       30   $     91     $      0      $    387      $     192     $      916   $    696

Capital gains income              224        170            0           100              0              0          0

Net realized
  gain(loss) on security
  transactions                   (604)        89          349             6              7            119        133

Net unrealized
  appreciation depreciation)
  of investments during the
  period                      301,754    125,784        7,112       392,116         28,590         53,019     22,432

Net increase
  (decrease) in net
  assets resulting from
  operations                  301,404    126,134        7,461       392,609         28,789         54,054     23,261

Unit transactions:Purchases         0          0            0             0              0              0          0

Net transfers               3,345,405  2,532,395      264,817     4,908,808        537,900      1,770,947    603,807

Surrenders                    (19,818)   (24,192)     (11,791)      (28,551)       (14,453)       (17,973)   (13,535)

Loan withdrawals                    0     (7,875)           0        (9,320)             0         (7,918)         0

Cost of Insurance              (5,897)    (4,471)        (548)       (8,557)          (858)        (2,485)      (528)

Net increase
  (decrease) in net
  assets resulting from
  unit transactions         3,319,690  2,495,857      252,478     4,862,380        522,589      1,742,571    589,744

Total increase
  (decrease) in net
  assets                    3,621,094   2,621,991     259,939     5,254,989        551,378      1,796,625    613,005

Net assets:

Beginning of period                 0           0           0             0              0              0          0

End of period              $3,621,094  $2,621,991    $259,939    $5,254,989       $551,378     $1,796,625   $613,005

For the period              New            Money         Utilities   Diversified
from inception              Opportunities  Market        Growth and  Income
January 10, 1995            Sub-Account    Quality       Fund        Fund
                            Sub-Account    Sub-Account

Operations:
  Net investment
  income (loss)             $        1     $     80,712  $     543   $      521

Capital gains income                31                0          0            0

Net realized
  gain(loss) on security
  transactions                  (2,699)               0         72           31

Net unrealized
  appreciation depreciation)
  of investments during the
  period                       283,377                0     29,823       13,566

Net increase
  (decrease) in net
  assets resulting from
  operations                   280,710           80,712     30,438       14,118

Unit transactions:Purchases          0       24,484,446          0            0

Net transfers                2,798,806      (17,605,354)   621,666      330,819

Surrenders                     (15,714)        (147,693)   (13,432)     (12,664)

Loan withdrawals                (9,713)      (1,548,256)         0            0

Cost of Insurance               (5,129)         (23,250)      (575)        (537)

Net increase
  (decrease) in net
  assets resulting from
  unit transactions          2,768,250        5,159,893    607,659      317,618

Total increase
  (decrease) in net
  assets                     3,048,960        5,240,605    638,097      331,736

Net assets:

Beginning of period                  0                0          0            0

End of period               $3,048,960       $5,240,605   $638,097     $331,736


*From inception, May 1, 1995, to December 31, 1995

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT FIVE - HARTFORD LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

December 31, 1995

1.  ORGANIZATION:

Putnam Capital Manager Trust Separate Account Five (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The account commenced operations on January 10, 1995. The Account invests deposits by Variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

2.  SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

A) Security Transactions--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the funds which are characterized as capital gains under tax regulations.

B) Security Valuation--The investment in shares of the Funds is valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1995.

C) Federal Income Taxes The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

D) Use of estimates The preparation of financial statements in conformity with generally accepted accounting principle requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contract owners' accounts.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Hartford Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company (a Connecticut corporation and wholly-owned subsidiary of Hartford Life and Accident Insurance Company) and subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1995. These consolidated financial statements and the schedules referred to below are the responsibility of Hartford Life Insurance Company's management. Our responsibility is to express an opinion on these consolidated financial statements and schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Hartford Life Insurance Company and subsidiaries as of December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles.

As discussed in Note 1 in Notes to Consolidated Financial Statements, Hartford Life Insurance Company adopted new accounting standards promulgated by the Financial Accounting Standards Board, changing its methods of accounting, as of January 1, 1994, for debt and equity securities.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The schedules listed in the Index to Consolidated Financial Statements and Schedules are presented for purposes of complying with the Securities and Exchange Commission's rules and are not a required part of the basic consolidated financial statements. These schedules have been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, fairly state in all material respects the financial data required to be set forth therein in relation to the basic consolidated financial statements taken as a whole.

ARTHUR ANDERSEN  LLP



Hartford, Connecticut

January 24, 1996

                 HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                (IN MILLIONS)


                                            For the year ended December 31,
                                                    1995      1994       1993

Revenues
 Premiums and other considerations                 $1,487     $1,100      $747
 Net investment income                              1,328      1,292     1,051
 Net realized (losses) gains                          (11)         7        16
              Total Revenues                        2,804      2,399     1,814

Benefits, Claims and Expenses
 Benefits, claims and claim adjustment expenses     1,422      1,405     1,046
 Dividends to policyholders                           675        419       227
 Amortization of deferred policy acquisition costs    199        145       113
 Other insurance expense                              317        227       210
              Total Benefits, Claims and Expenses   2,613      2,196     1,596

Income before income tax expenses                     191        203       218
Income tax expense                                     62          5        75
              Net Income                             $129       $138      $143


The accompanying Notes are an integral part of these Consolidated Financial Statements.

                  HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            CONSOLIDATED BALANCE SHEETS
                          (IN MILLIONS EXCEPT SHARE DATA)

                                                         As of December 31,

                                                             1994      1993
Assets
Investments
 Fixed maturities
  available for sale, at market value
  (amortized cost of $14,440 and $14,464)                   $14,400    $13,429
 Equity securities, at market value (cost of $61 and $76)        63         68
 Mortgage loans, at outstanding balance                         265        316
 Policy loans, at outstanding balance                         3,381      2,614
 Other investments, at cost                                     156        107
              Total Investments                              18,265     16,534

 Cash                                                            46         20
 Premiums and amounts receivable                                165        160
 Reinsurance recoverable                                      6,221      5,466
 Accrued investment income                                      394        378
 Deferred policy acquisition costs                            2,188      1,809
 Deferred income tax                                            420        590
 Other assets                                                   234         83
 Separate account assets                                     36,264     22,809
              Total Assets                                  $64,197    $47,849

Liabilities
 Future policy benefits                                      $2,373     $1,890
 Other policyholder funds                                    22,598     21,328
 Other liabilities                                            1,233      1,000
 Separate account liabilities                                36,264     22,809
              Total Liabilities                              62,468     47,027

Commitments and contingencies (Note 9)

Stockholder's Equity
 Common stock
  Authorized 1,000 shares, $5,690 par value Issued and outstanding 1,000 shares
                                                                  6          6
 Additional paid-in capital                                   1,007        826
 Retained earnings                                              773        644
 Unrealized loss on investments, net of tax                     (57)      (654)

              Total Stockholder's Equity                      1,729        822

              Total Liabilities and Stockholder's Equity    $64,197    $47,849

The accompanying Notes are an integral part of these Consolidated Financial Statements.

                 Hartford Life Insurance Company and Subsidiaries
                 Consolidated Statements of Stockholder's Equity
                                 (in millions)

                                                                        Unrealized Loss     Total
                                Common     Additional      Retained     On Investments,  Stockholders
                                Stock    Paid-In Capitol   Earnings       Net of Tax        Equity
Balance, December 31, 1992       $6          $498            $373             $0             $877
 Net income                      --           --              143             --              143
 Capital contribution            --           180             --              --              180
 Excess of assets over
  liabilities on reinsurance
  assumed from affiliate         --            (2)            --              --               (2)
 Change in unrealized loss on
  investments, net of tax        --           --              --              (5)              (5)
Balance, December 31, 1993        6           676             516             (5)           1,193
 Net income                      --           --              138             --              138
 Capital contribution            --           150             --              --              150
 Dividend paid                   --           --              (10)            --              (10)
 Change in unrealized loss on
  investments, net of tax*       --           --              --            (649)            (649)
Balance, December 31, 1994        6           826             644           (654)             822
 Net income                      --           --              129             --              129
 Capital contribution            --           181             --              --               81
 Change in unrealized loss on
  investments, net of tax*       --           --              --             597              597
Balance, December 31, 1994       $6        $1,007            $773           ($57)          $1,729

(*) The 1994 change in unrealized loss on investments, net of tax, included an unrealized gain of $91 due to adoption of SFAS No. 115 as discussed in Note 1(b) of Notes to Consolidated Financial Statements.

The accompanying Notes are an integral part of these Consolidated Financial Statements.

              HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   CONSOLIDATED STATEMENTS OF CASH FLOWS
                               (IN MILLIONS)

                                                          FOR THE YEAR ENDED
                                                             DECEMBER 31,
                                                       1995     1994      1993
Operating Activities
  Net income                                          $   129  $   138  $    143
    Adjustments to net income:
    Net realized (losses) gains                            11       (7)      (16)
    (Decrease) increase in liability to
     policyholders for realized gains                      (3)       5       (15)
    Net amortization of premium on fixed maturities        21       41         2
    Provision for deferred income taxes                  (172)    (128)     (121)
    Increase in deferred policy acquisition costs        (379)    (441)     (292)
    (Increase) decrease in premiums and amounts
     receivable                                           (81)      10       (28)
    Increase in accrued investment income                 (16)    (106)       (4)
    (Increase) decrease in other assets                  (177)     101       (36)
    (Increase) decrease in reinsurance recoverable        (35)      75      (121)
    Increase in liability for future policy benefits      483      224       360
    Increase in other liabilities                         281      191       176
        Cash provided by operating activities              62      103        48

Investing Activities
  Purchases of fixed maturities investments            (6,228)  (9,127)  (12,406)
  Proceeds from sales of fixed maturities
   investments                                          4,848    5,708     8,813
  Maturities and principal paydowns of fixed
   maturities investments                               1,741    1,931     2,596
  Net purchases of other investments                     (871)  (1,338)     (206)
  Net (purchases)/sales of short-term investments         (24)     135      (564)
        Cash used by investing activities                (534)  (2,691)   (1,767)

Financing Activities
  Net receipts from investment and UL-type contracts
   credited to policyholder account balances              498    2,467     1,513
  Capital contribution                                      0      150       180
  Dividends paid                                            0      (10)        0
        Cash provided by financing activities             498    2,607     1,693

Net Increase (decrease) in cash                            26       19       (26)
  Cash at beginning of year                                20        1        27
Cash at end of year                                   $    46  $    20  $      1

The accompanying Notes are an integral part of these Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(DOLLAR AMOUNTS IN MILLIONS)

SIGNIFICANT ACCOUNTING POLICIES

(A) Basis of Presentation These consolidated financial statements include Hartford Life Insurance Company and its wholly-owned subsidiaries ("Hartford Life" or the "Company"), ITT Hartford Life and Annuity Insurance Company ("ILA") and ITT Hartford International Life Reassurance Corporation ("HLRe"), formerly American Skandia Life Reinsurance Corporation. Hartford Life is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"). Hartford Life is ultimately owned by Hartford Fire Insurance Company ("Hartford Fire"), which is ultimately owned by ITT Hartford Group, Inc. ("ITT Hartford"), formerly a subsidiary of ITT Corporation ("ITT"). On December 19, 1995, ITT Corporation distributed all of the outstanding shares of ITT Hartford Group to ITT Corporation Shareholders of record in an action known herein as the "Distribution." As a result of the Distribution, ITT Hartford became an independent publicly traded company.

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company offers life, annuity, pension, and disability insurance products. These products are distributed and marketed by multiple distribution channels which include broker-dealers, agents and banks, as well as a captive sales force. Hartford Life conducts business primarily in the United States and is licensed to write business in all 50 states. The Company is headquartered in Simsbury, Connecticut and has 3,045 direct employees.

The consolidated financial statements are prepared in conformity with generally accepted accounting principles which differ in certain material respects from the accounting practices prescribed oarious insurance regulatory authorities.

(B) Changes in Accounting Principles Effective January 1, 1994, Hartford Life adopted Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities." The new standard requires, among other things, that securities be classified as "held-to-maturity," "available-for-sale" or "trading" based on Hartford Life's intentions with respect to the ultimate disposition of the security and its ability to effect those intentions. The classification determines the appropriate accounting carrying value (cost basis or fair value) and, in the case of fair value, whether the adjustment impacts Stockholder's Equity directly or is reflected in the Consolidated Statements of Income. Investments in equity securities had previously been and continue to be recorded at fair value with the corresponding impact included in Stockholder's Equity. Under SFAS No. 115, Hartford Life's fixed maturities are classified as "available-for-sale" and accordingly, these investments are reflected at fair value with the corresponding impact included as a component of Stockholder's Equity designated as "Unrealized loss on investments, net of tax." As with the underlying investment security, unrealized gains and losses on derivative financial instruments are considered in determining the fair value of the portfolios. The impact of adoption was an increase to Stockholder's Equity of $91. Hartford Life's cash flows were not impacted by this change in accounting principle.

(C) Revenue Recognition Revenues for universal life policies and investment products consist of policy charges for the cost of insurance, policy administration and surrender charges assessed to policy account balances. Premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders. Deferred acquisition costs are amortized using the retrospective deposit method for universal life and other types of contracts t pattern is irregular or surrender charges are a significant source of profit and the prospective deposit method is used where investment margins are the primary source of profit.

(D) Future Policy Benefits and Other Policyholders Funds Liabilities for future policy benefits are computed by the net level premium method using interest rate assumptions varying from 3% to 11% and withdrawal, mortality and morbidity assumptions which vary by plan, year of issue and policy durations and include a provision for adverse deviation. Other policyholder funds which represent liabilities for universal life insurance and investment products reflect policy account balances before applicable surrender charges.

(E) Policyholder Realized Gains and Losses Realized gains and losses on security transactions associated with Hartford Life's immediate participation guaranteed contracts are excluded from revenues, since under the terms of the contracts the realized gains and losses will be credited to policyholders in future years as they are entitled to receive them.

(F) Deferred Policy Acquisition Costs Policy acquisition costs, including commissions and certain underwriting expenses associated with acquiring traditional life insurance products, are deferred and amortized over the lesser of the estimated or actual contract life. For universal life insurance and investment products, acquisition costs are being amortized generally in proportion to the present value of expected gross profits from surrender charges, investment, mortality and expense margins.

(G) Investments Hartford Life's investments in fixed maturities include bonds, redeemable preferred stock and commercial paper which are classified as "available-for-sale" and accordingly are carried at market value with the after-tax difference from cost reflected as a component of Stockholder's Equity designated "Unrealized loss on investments, net of tax." Equity securities, which include common and non-redeemable preferred stocks, are carried at market fter-tax difference from cost reflected in Stockholder's Equity. Realized investment gains and losses, after deducting life and pension policyholders' share, are reported as a component of revenue and are determined on a specific identification basis.

(H) Derivative Financial Instruments Hartford Life uses a variety of derivative financial instruments including swaps, caps, floors, options, forwards and exchange traded financial futures as part of an overall risk management strategy. These instruments are used as a means of hedging exposure to price, foreign currency and/or interest rate risk on planned investment purchases or existing assets and liabilities. Hartford Life does not hold or issue derivative financial instruments for trading purposes. Hartford Life's accounting for derivative financial instruments used to manage risk is in accordance with the concepts established in SFAS No. 80, "Accounting for Futures Contracts," SFAS No. 52 , "Foreign Currency Translation," American Institute of Certified Public Accountants Statement of Position 86-2, "Accounting for Options" and various Emerging Issues Task Force pronouncements. Written options are in all cases used in conjunction with other assets and derivatives as part of an overall risk management strategy. Derivative instruments are carried at values consistent with the asset or liability being hedged. Derivatives used to hedge fixed maturities or equities are carried at fair value with the after-tax difference from cost reflected in Stockholder's Equity. Derivatives used to hedge other invested assets or liabilities are carried at cost.

Derivatives, used as part of a risk management strategy, must be designated at inception as a hedge and measured for effectiveness both at inception and on an ongoing basis. Hartford Life's minimum correlation threshold for hedge designation is 80%. If correlation, which is assessed monthly and measured based on a rolling three month average, falls below 80%, hedge accounting will be terminated. Deo create a synthetic asset must meet synthetic accounting criteria including designation at inception and consistency of terms between the synthetic and the instrument being replicated. Synthetic instrument accounting, consistent with industry practice, provides that the synthetic asset is accounted for like the financial instrument it is intended to replicate. Derivatives which fail to meet risk management criteria are marked to market with the impact reflected in the Consolidated Statements of Income.

Gains or losses on financial futures contracts entered into in anticipation of the future receipt of product cash flows are deferred and, at the time of the ultimate purchase, reflected as a basis adjustment to the purchased asset.
Gains or losses on futures used in invested asset risk management are deferred and adjusted into the basis of the hedged asset when the contract futures are closed, except for futures used in duration hedging which are deferred and basis adjusted on a quarterly basis. The basis adjustments are amortized into investment income over the remaining asset life. Open forward commitment contracts are marked to market through Stockholder's Equity. Such contracts are recorded at settlement by recording the purchase of the specified securities at the previously committed price. Gains or losses resulting from the termination of the forward commitment contracts before the delivery of the securities are recognized immediately in the Consolidated Statements of Income as a component of net investment income.

The cost of options entered into as part of a risk management strategy are basis adjusted to the underlying asset or liability and amortized over the remaining life of the hedge. Gains or losses on expiration or termination are adjusted into the basis of the underlying asset or liability and amortized over the remaining asset life.

Interest rate swaps involve the periodic exchange of payments without the exchange of underlying principal or notional amounts. Net receipts or payments are accrued and recognized over the life of the swap agreement as an adjustment to income. Should the swap be terminated, the gain or loss is adjusted into the basis of the asset or liability and amortized over the remaining life. Should the hedged asset be sold or liability terminated without terminating the swap position, any swap gains or losses are immediately recognized in earnings. Interest rate swaps purchased in anticipation of an asset purchase ("anticipatory transaction") are recognized consistent with the underlying asset components such that the settlement component is recognized in the Consolidated Statements of Income while the change in market value is recognized as an unrealized gain or loss.

Premiums paid on purchased floor or cap agreements and the premium received on issued floor or cap agreements (used for risk management), are adjusted into the basis of the applicable asset and amortized over the asset life. Gains or losses on termination of such positions are adjusted into the basis of the asset or liability and amortized over the remaining asset life. Net payments are recognized as an adjustment to income or basis adjusted and amortized depending on the specific hedge strategy.

Forward exchange contracts and foreign currency swaps are accounted for in accordance with SFAS No. 52.

(I) Related Party Transactions Transactions of Hartford Life with its parent and affiliates relate principally to tax settlements, insurance coverage, rental and service fees and payment of dividends and capis. In addition, certain affiliated insurance companies purchased group annuity contracts from Hartford Life to fund pension costs and claim annuities to settle casualty claims.

On June 30, 1995, the assets of Lyndon Insurance Company ("Lyndon") were contributed to ILA. As a result, ILA received approximately $365 in fixed maturities, equity securities and cash, $26 in receivables, $187 of current tax liability, $20 in deferred tax liability, and $3 of other liabilities. The excess of assets over liabilities of $181 were recorded as an increase to paid-in capital.

Substantially all general insurance expenses related to Hartford Life, including rent expenses, are initially paid by Hartford Fire. Direct expenses are allocated to Hartford Life using specific identification and indirect expenses are allocated using other applicable methods.

The rent paid to Hartford Fire for the space occupied by Hartford Life was $3 in 1995, 1994, and 1993 respectively. Hartford Life expects to pay rent of $3 in 1996, 1997, 1998, 1999, and 2000, respectively and $57 thereafter, over the contract life of the lease.

(J) Dividends to Policyholders Dividends to policyholders primarily represent those amounts paid to corporate owned life insurance ("COLI") policyholders. These dividend liabilities, which appear as other policyholder funds on the Consolidated Balance Sheets, are recorded when approved by the board of directors.

See Note (4) for the related party coinsurance agreements.

2. INVESTMENTS

(a) Components of Net Investment Income

                                                           AS OF DECEMBER 31,
                                                          1995    1994     1993
Interest income                                          $1,338  $ 1,247  $1,007
Income from other investments                                 1       54      53
        Gross investment income                           1,339    1,301   1,060
Less: Investment expenses                                    11        9       9
        Net investment income                            $1,328  $ 1,292  $1,051

(b) Unrealized Gains/(Losses) on Equity Securities

                                                           AS OF DECEMBER 31,
                                                          1995    1994     1993
Gross unrealized gains                                    $4        $2       $3
Gross unrealized losses                                   (2)      (11)     (11)
Deferred income tax expenses/(benefit)                     1        (3)      (3)
        Net unrealized gains (losses) after tax            1        (6)      (5)
Balance at the beginning of the year                      (6)       (5)      (0)
        Change in net unrealized gains (losses) on
       equity securities                                  $7       ($1)     ($5)

(c) Unrealized Gains/(Losses) in Fixed Maturities

                                                           AS OF DECEMBER 31,
                                                          1995    1994     1993
Gross unrealized gains                                    $529     $150    $538
Gross unrealized losses                                   (569)  (1,185)   (290)
Unrealized (losses)/gains credited to policyholder         (52)      37       0
Deferred income tax (benefit)/expense                      (34)    (350)     87
        Net unrealized (losses) gains after tax            (58)    (648)    161
Balance at the beginning of the year                      (648)     161     144
        Change in net unrealized gains (losses) on
       fixed maturities                                   $590    ($809)    $17

(d) Components of Net Realized Gains/(Losses)

                                                           AS OF DECEMBER 31,
                                                          1995    1994   1993
Fixed maturities                                            $23   ($34)   ($12)
Equity securities                                            (6)   (11)      0
Real estate and other                                       (25)    47      43
Less: (decrease)/increase in liability to policyholders
  for realized gains                                         (3)     5     (15)
        Net realized (losses) gains                        ($11)    $7     $16

(e) Derivative Investments A summary of investments, segregated by major category along with the types of derivatives and their respective notional amounts, are as follows as of December 31, 1995:

                             SUMMARY OF INVESTMENTS
                            AS OF DECEMBER 31, 1995
                               (CARRYING AMOUNTS)

                                                                                                                         FOREIGN
                                          CARRYING                        CAPS, FLOORS & OPTIONS                         CURRENCY
                                           VALUE     NON-DERIVATIVE   ISSUED(b)   PURCHASED(c)   FUTURES(d)   SWAPS(f)    SWAPS
Asset-backed securities                   $ 5,764       $ 5,752         $ (1)         $30            $0        $ (17)      $  0
Inverse floaters(a)                           711           794          (30)           6             0          (69)         0
Anticipatory(e)                                 0             0            0            0             0            0          0
        Total asset-backed securities       6,475         6,546          (31)          46             0          (86)         0
Other bonds and notes                       7,118         7,165           (1)           0             0          (22)       (24)
Short-term investments                        807           807            0            0             0            0          0
        Total fixed maturities             14,400        14,518          (32)          46             0         (108)       (24)
Other investments                           3,865         3,865            0            0             0            0          0
        Total investments                 $18,265       $18,383         $(32)         $46            $0        $(108)      $(24)

                             SUMMARY OF INVESTMENTS
                            AS OF DECEMBER 31, 1995
                               (NATIONAL AMOUNT)
                          (EXCLUDING LIABILITY HEDGES)

                                                                                                        FOREIGN
                                          NATIONAL                CAPS, FLOORS & OPTIONS                CURRENCY
                                           VALUE     ISSUED(b)   PURCHASED(c)   FUTURES(d)   SWAPS(f)    SWAPS
Asset-backed securities                    $3,863      $118         $3,133         $322       $  290      $  0
Inverse floaters(a)                         1,601       560            354            6          681         0
Anticipatory(e)                               238         0              0          213           25         0
        Total asset-backed securities       5,702       678          3,487          541          996         0
Other bonds and notes                       1,365        33             66          322          757       187
Short-term investments                          0         0              0            0            0         0
        Total fixed maturities              7,067       711          3,553          863        1,753       187
Other investments                              18         0              0            0           18         0
        Total investments                  $7,085      $711         $3,553         $863       $1,771      $187

(a) Inverse floaters are variations of CMO's for which the coupon rates move inversely with an index rate (e.g. LIBOR). The risk to principal is considered negligible as the underlying collateral for the securities is guaranteed or
sponsored by government agencies.   To address the volatility risk created by
the coupon variability, Hartford Life uses a variety of derivative instruments, primarily interest rate swaps and issued floors.

(b) Includes issued caps $475 with a weighted average strike rate of 8.5% (ranging from 7.0% to 10.4%) and over 85% mature in 2000 through 2004. Issued floors totaled $236, have a weighted average strike rate of 8.1% (ranging from 5.3% to 10.9%) and mature through 2007 with 76% maturing by 2004.

(c) Comprised of purchased floors of $1.8 billion and purchased caps of $1.7 billion. The floors have a weighted average strike price of 5.8% (ranging from 3.7% to 6.8%) and over 85% mature in 1997 through 1999. The caps have a weighted average strike price of 7.5% (ranging from 4.5% and 10.1%) and over 82% mature in 1997 through 1999.

(d) Over 95% of futures contracts expire before December 31, 1996.

(e) Deferred gains and losses on anticipatory transactions are included in the carrying value of bond investments in the consolidated balance sheets. At the time of the ultimate purchase, they are reflected as a basis adjustment to the purchased asset. At December 31, 1995, there were $5.3 in net deferred losses for futures, interest rate swaps and purchased options.

(f) The following table summarizes the maturities by notional value of interest rate swaps outstand31, 1995 and the related weighted average interest pay rate or receive rate assuming current market conditions:

                        MATURITY OF SWAPS ON INVESTMENTS
                            AS OF DECEMBER 31, 1995

                                                                                                                     LAST
                                                    1996    1997    1998    1999    2000    THEREAFTER    TOTAL    MATURITY
Interest Rate Swaps pay fixed/receive variable
  Notional Value                                    $ 15    $ 50    $  0    $453    $ 31      $229       $  778      2004
  Weighted Average Pay Rate                          5.0%    7.2%    0.0%    8.1%    7.1%      7.8%         7.8%
  Weighted Average Receive Rate                      5.8%    5.9%    0.0%     .8%    5.7%      5.9%         5.9%
Pay Variable/Receive Fixed
  Notional Value                                    $100    $ 68    $ 25    $ 25    $ 35      $190       $  443      2007
  Weighted Average Pay Rate                          5.9%    8.6%    5.9%    0.0%    5.9%      5.4%         5.4%
  Weighted Average Receive Rate                      2.4%    7.9%    4.0%    0.0%    6.5%      6.9%         6.9%
Pay Variable/Receive Different Variable
  Notional Value                                    $ 50    $ 18    $ 36    $ 12    $200      $234       $  550      2004
  Weighted Average Pay Rate                          5.8%    0.0%    3.7%    3.5%    4.5%     16.3%         5.7%
  Weighted Average Receive Rate                      5.4%    0.0%    5.6%    5.2%    6.8%      5.9%         6.4%
Total Interest Rate Swaps                           $165    $136    $ 61    $490    $266      $653       $1,771      2007
Weighted Average Pay Rate                            5.8%    7.8%    4.6%    7.6%    5.0%      7.3%         6.9%
Weighted Average Receive Rate                        3.6%    7.2%    4.9%    5.4%    6.6%      6.3%         5.8%

(g) The following table reconciles the derivative notional amounts by derivative type and by strategy:

                               BY DERIVATIVE TYPE

                                         12/31/94       MATURITIES     12/31/95
                                      NOTIONAL AMOUNT   ADDITIONS    TERMINATIONS   NOTIONAL AMOUNT
Caps                                      $1,861         $ 2,666       $ 2,343          $2,184
Floors                                     2,131             237           188           2,180
Swaps/Collars/Forwards/Options             4,374           1,355         2,163           3,566
Futures                                      253           6,125         5,515             863
        Total                             $8,619         $10,383       $10,209          $8,793

                                  BY STRATEGY

                                        12/31/94       MATURITIES     12/31/95
                                     NOTIONAL AMOUNT   ADDITIONS    TERMINATIONS   NOTIONAL AMOUNT
Liability                                $1,725         $   729       $   746          $1,708
Anticipatory                                626           1,564         1,952             238
Asset                                     3,048           3,153         3,217           2,984
Portfolio                                 3,220           4,937         4,294           3,863
        Total                            $8,619         $10,383       $10,209          $8,793

In addition to risk management through derivative financial instruments pertaining to the investment portfolio, interest rate sensitivity related to certain Company liabilities was altered primarily through interest rate swap agreements. The notional amount of the liability agreements in which Hartford Life generally pays one variable rate in exchange for another, was $1.7 billion at December 31, 1995 and 1994 respectively. The weighted average pay rate is 5.9%; the weighted average receive rate is 6.0% , and these agreements mature at various times through 2001.

(f) Concentration of Credit Risk Hartford Life has a reinsurance recoverable of $5.6 billion from Mutual Benece Corporation (Mutual Benefit). The risk of Mutual Benefit becoming insolvent is mitigated by the reinsurance agreement's requirement that the assets be kept in a security trust with Hartford Life as sole beneficiary. Excluding investments in U.S. government and agencies, Hartford Life has no other significant concentrations of credit risk.

Included in fixed maturity investments at December 31, 1995 were $39 of Orange County, California Pension Obligation Bonds, $17 of which were carried in the general account and $22 which were included in Hartford Life's guaranteed separate accounts. During 1995 all interest payments due were received. While Orange County is currently operating under Protection of Chapter 9 of the Federal Bankruptcy Laws, Hartford Life believes the bonds are not impaired other than on a temporary basis.

(g) Fixed Maturities The schedule below details the amortized cost and fair values of Hartford Life's fixed maturities by component, along with the gross unrealized gains and losses:

                                                         As of December 31, 1995
                                               -------------------------------------------
                                               Amortized     Gross Unrealized       Market
                                                 Cost         Gains    Losses        Value
                                               ---------      -----    ------       ------
U.S. Government and government agencies
   and authorities:
   Guaranteed and sponsored                     $  502         $  4       ($9)      $   497
Guaranteed and sponsored-asset backed            3,568          210      (387)        3,391
State, municipalities and political
   subdivisions                                    201            4        (3)          202
International governments                          291           19        (4)          306
Public utilities                                   949           29        (2)          976
All other corporate-asset backed                  ,065           76       (55)        3,086
All other corporate                              5,056          187      (109)        5,134
Short-term investments                             808            0         0           808
       Total investments                       $14,440         $529     ($569)      $14,440

                                                         As of December 31, 1995
                                               -------------------------------------------
                                               Amortized     Gross Unrealized       Market
                                                 Cost         Gains    Losses        Value
                                               ---------      -----    ------       ------
U.S. Government and government agencies
   and authorities:
   Guaranteed and sponsored                     $1,516         $  1      ($87)       $1,430
   Guaranteed and sponsored-asset backed         4,256           78      (571)        3,763

State, municipalities and political subdivisions   148            1       (12)          137
International governments                          189            1       (14)          176
Public utilities                                   531            1       (32)          500
All other corporate-asset backed                 2,442           30      (121)        2,351
All other corporate                              3,717           38      (297)        3,458
Short-term investments                           1,665            0       (51)        1,614
       Total investments                       $14,464         $150   ($1,185)      $13,429


The amortized cost and estimated fair value of fixed maturities at December 31, 1995, by maturity, are shown below. Asset backed securities are distributed to maturity year based on estimates of the rate of future prepayments of principal over the remaining life of the securities. Expected maturities differ from contractual maturities reflecting the borrowers' rights to call or prepay their obligations.

                                                    Amortized      Market
                                                       Cost        Value
                                                    ---------      -------
Due in one year or less                              $ 3,146       $ 3,133
Due after one year through five years                  6,373         6,316
Due after five years through ten years                 3,609         3,644
Due after ten years                                    1,312         1,307
       Total                                         $14,440       $14,400

Sales of fixed maturities excluding short-term fixed maturities for the years ended December 31, 1995, 1994, and 1993 resulted in proceeds of $4,848, $5,708, and $8,813, respectively, resulting in gross realized gains of $91, $71, and $192, respectively, and gross realized losses of $72, $100, and $219, respectively, not including policyholder gains and losses. Sales of equity securities and other investments for the years ended December 31, 1995, 1994, and 1993 resulted in proceeds of $64, $159, and $127, respectively, resulting in gross realized gains of $28, $3, and $0, respectively, and gross real- ized losses of $59, $14, $0, respectively, not including policyholder gains and losses.

(h)  Fair Value of Financial Instruments

                                               As of December 31, 1995    As of December 31, 1995
                                               -----------------------    -----------------------
                                               Carrying          Fair     Carrying         Fair
                                                Amount          Value      Amount         Value
                                               --------        -------    --------       -------
Assets
   Fixed maturities                             $14,400        $14,400     $13,429       $13,429
   Equity securities                                 63             63          68            68
   Policy loans                                   3,381          3,381       2,614         2,614
   Mortgage loans                                   265            265         316           316
   Investments in partnerships and trusts            94             97          36            42
   Miscellaneous                                     62             62          67            67
Liabilities
   Other policy claims and benefits             $12,727        $12,767     $13,001       $12,374

The following methods and used to estimate the fair value of each class of financial instrument: fair value for fixed maturities and equity securities approximate those quotations published by applicable stock exchanges or are received from other reliable sources; policy and mortgage loan carrying amounts approximate fair value; investments in partnerships and trusts are based on external market valuations from partnership and trust management; and other policy claims and benefits payable are determined by estimating future cash flows discounted at the current market rate.

3. Income Tax Hartford Life is included in ITT Hartford Group's consolidated U.S. Federal income tax return and remits to (receives from) ITT Hartford Group, Inc. a current income tax provision (benefit) computed in accordance with the tax sharing arrangements between its insurance subsidiaries. The effective tax rate was 32% in 1995 and 1994, and approximates the U.S. statutory tax rate of 35% in 1993.

The provision for income taxes was as follows:

                                                   For the year ended December 31,
                                                   -------------------------------
                                                    1995        1994         1993
                                                   ------      ------       ------
Income Tax Expenses
   Current                                          $211        $185         $190
   Deferred                                         (149)       (120)        (115)
      Total                                         $ 62        $ 65         $ 75

Income Tax Provisions
   Tax provision at U.S. statutory rate             $ 67        $ 71         $ 76
   Tax-exempt income                                  (3)         (3)           0
   Foreign tax credit                                 (4)         (1)           0
   Other                                               2          (2)          (1)
      Provisions for income tax                     $ 62        $ 65         $ 75


Income taxes paid  were $162, $244, and $301 in 1995, 1994, and 1993 respectively. The current taxes due from Hartford Fire were $8 and $46 in 1995 and 1994, respectively.

Deferred tax assets (liabilities) include the following:

                                                      December 31,
                                                   ------------------
                                                    1995        1994
                                                   ------      ------
Tax deferred acquisition costs                      $ 410       $ 284
Book deferred acquisition costs and reserves          138        (134)
Employee benefits                                       8           7
Unrealized net loss on investments                     32         353
Investments and other                                (168)         80
     Total deferred tax asset                       $ 420        $590

Prior to the Tax Reform Act of 1984, the Life Insurance Company Income Tax Act of 1959 permitted the deferral from tax tion of a portion of statutory income under certain circumstances. In these situations, the deferredmulated in a "Policyholders' Surplus Account" and will be taxable in the future only under conditions which management considers to be remote; therefore, no Federal income taxes have been provided on this deferred income. The balance for tax return purposes of the Policyholders' Surplus Account as of December 31, 1995 was $37.

4. Reinsurance Hartford Life cedes insurance to non-affiliated insurers in order to limit its maximum loss. Such transfer does not relieve Hartford Life of its primary liability. Hartford Life also assumes insurance from other insurers. Group life and accident and health insurance business is substantially reinsured to affiliated companies.

Life insurance net retained premiums were comprised of the following:

                                                      Year ended December 31,
                                                   -------------------------------
                                                    1995        1994         1993
                                                   ------      ------       ------
Gross premiums                                     $1,545      $1,316       $1,135
Insurance assumed                                     591         299           93
Insurance ceded                                       649         515          481
Net retained premiums                              $1,487      $1,100         $747

Life reinsurance recoveries, which reduced death and other benefits, for the years ended December 31, 1995, 1994 and 1993 approximated $220, $164, and $149, respectively.

In December 1994, Hartford Life assumed from a third party approximately $500 of corporate owned life insurance reserves on a coinsurance basis. In December 1995, this block of business was reinsured to HLRe utilizing modified coinsurance, with the assets and policy liabilities placed in a separate account. In October 1994, HLRe recaptured approximately $500 of corporate owned life insurance from a third party reinsurer. Subsequent to this transaction, Hartford Life and HLRe restructured their coinsurance agreement from coinsurance to modified coinsurance, with the assets and policy liabilities placed in the separate account. These transactions did not have a material impact on consolidated net income.

Also in December 1994, ILA ceded to a third party $1.0 billion in individual fixed and variable annuities on a modified coinsurance basis. In December 1995, Hartford Life ceded approximately $1.2 billion in individual varia a modified coinsurance basis to a third party. These transactions did not have a material impact on consolidated net income.

In May 1994, Hartford Life assumed the life insurance policies and the individual annuities of Pacific Standard with reserves and account values of approximately $400. Hartford Life received cash and investment grade assets to support the life insurance and individual annuity contract obligations assumed.

In November 1993, ILA acquired, through an assumption reinsurance transaction, substantially all of the individual fixed and variable annuity business of HLA. As a result of this transaction, the assets and liabilities of Hartford Life increased approximately $1 billion. The excess of liabilities assumed over assets received, of $2, was recorded as a decrease to capital surplus. The remaining $41 in assets and liabilities were transferred in October 1995. The impact on consolidated net income was not significant.

In August 1993, Hartford Life received assets of $300 for assuming the group COLI contract obligations of Mutual Benefit Life Insurance Company, through an assumption reinsurance transaction. Under the terms of the agreement, Hartford Life coinsured back 75% of the liabilities to Mutual Benefit Life Insurance Company. All assets supporting Mutual Benefit's reinsurance liability to Hartford Life are placed in a "security trust," with Hartford Life as the sole beneficiary. The impact on 1993 consolidated net income was not significant.

5. Pension Plans and Other Postretirement Benefits Hartford Life's employees are included in Hartford Fire's noncontributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. Hartford Life's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974 and the maximum amount that can be deducted for Federaloses. Generally, pension costs are funded through the purchase of Hartford Life's group pension contracts. The cost to Hartford Life was approximately $2, $2, and $3 in 1995, 1994 and 1993, respectively.

Hartford Life provides certain health care and life insurance benefits for eligible retired employees. A substantial portion of Hartford Life's employees may become eligible for these benefits upon retirement. Hartford Life's contribution for health care benefits will depend on the retiree's date of retirement and years of service. In addition, the plan has a defined dollar cap which limits average company contributions. Hartford Life has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis. Postretirement health care and life insurance benefits expense, allocated by Hartford Fire were immaterial for 1995, 1994, and 1993, respectively.

The assumed rate of future increases in the per capita cost of health care (the health care trend rate) was 10.1% for 1995, decreasing ratably to 6.0% in the year 2001. Increasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated postretirement benefit obligation and the annual expense. To the extent that the actual experience differs from the inherent assumptions, the effect will be amortized over the average future service of the covered employees.

6.  Business Segment Information:

                                                      Year ended December 31,
                                                   -------------------------------
                                                    1995        1994         1993
                                                   ------      ------       ------
Revenues
   Individual Life and Annuity                     $  797      $   691       $ 595
   Asset Management Services                          734          789         794
   Specialty Insurance Operations                   1,273          919         425
        Total revenues                             $2,804       $2,399      $1,814

                                                      Year ended December 31,
                                                   -------------------------------
                                                    1995        1994         1993
                                                   ------      ------       ------
Income before income tax expense
   Individual Life and Annuity                     $  236      $  139       $  129
   Asset Management Services                          (79)         38           71
   Specialty Insurance Operations                      34          26           18
        Total income before income tax expense     $  191      $  203       $  218

                                                      Year ended December 31,
                                                   -------------------------------
                                                     1995       1994         1993
                                                   -------     -------      -------
Identifiable assets
   Individual Life and Annuity                     $36,741     $26,668      $19,147
   Asset Management Services                        13,962      13,334       12,416
   Specialty Insurance Operations                   13,494       7,847        6,723
        Total identifiable assets                  $64,197     $47,849      $38,286


7. Statutory Net Income and Surplus Substantially all of the statutory surplus is permanently reinvested or is subject to dividend restrictions relating to various state regulations which limit the payment of dividends without prior approval. Statutory net income and surplus as of December 31 were:

                                     1995           1994            1993
Statutory net income                 $112            $58             $63
Statutory surplus                   $1,125          $941            $812

8. Separate Accounts Hartford Life maintains separate account assets and liabilities totaling $36.3 billion and $22.8 billion at December 31, 1995 and 1994, respectively which are reported at fair value. Separate account assets are segregated from other investments and investment income and gains and losses accrue directly to the policyholder. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $25.9 billion and $14.8 billion at December 31, 1995 and 1994, respectively, wherein the policyholder assumes the investment risk, and guaranteed separate account assets totaling $10.4 billion and $8.0 billion at December 31, 1995 and 1994, respectively, wherein Hartford Life contractually guarantees either a minimum return or account value to the policyholder. Included in the non-guaranteed category are policy loans totaling $1.7 billion and $0.5 billion at December 31, 1995 and 1994, respectively. Investment income (including investment gains and losses) and interest credited to policyholders on separate account assets are not reflected in the Consolidated Statements of Income. Separate account management fees, net of minimum guarantees, were $387, $256, and $189, in 1995, 1994, and 1993, respectively.

The guaranteed separate accounts include modified guaranteed individual annuity, and modified guaranteed life insuage credit interest rate on these contracts is 6.62%. The assets that support these liabilities were comprised of $10.4 billion in bonds at December 31, 1995. The portfolios are segregated from other investments and are managed so as to minimize liquidity and interest rate risk. In order to minimize the risk of disintermediation associated with early withdrawals, individual annuity and modified guaranteed life insurance contracts carry a graded surrender charge as well as a market value adjustment. Additional investment risk is hedged using a variety of derivatives which totaled $133 million in carrying value and $2.7 billion in notional amounts at December 31, 1995.

9. Commitments and Contingencies In August, 1994, Hartford Life renewed a two year note purchase facility agreement which in certain instances obligates Hartford Life to purchase up to $100 million in collateralized notes from a third party. Hartford Life is receiving fees for this commitment. At December 31, 1995, Hartford Life had not purchased any notes under this agreement.

Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The amount of any future assessments on Hartford Life under these laws cannot be reasonably estimated. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. Additionally, guaranty fund assessments are used to reduce state premium taxes paid by the Company in certain states. Hartford Life paid guaranty fund assessments of approximately $10, $8 and $6 in 1995, 1994, and 1993, respectively.

Hartford Life is involved in various legal actions, some of which involve claims for substantial amounts. In the opinion of management the ultimate liability with respect to such lawsuits, as well as other contingencies, is not considered material in relation to the consolidated financial position of Hartford Life.

                 HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
    SCHEDULE I - SUMMARY OF INVESTMENTS (OTHER THAN INVESTMENTS IN AFFILIATES)
                            AS OF DECEMBER 31, 1995
                                 (IN MILLIONS)

                                                            Fair   Reported on
                                                   Cost     Value  Balance Sheet
Fixed Maturities
 Bonds
 U.S. Government and government agencies
  and authorities
 Guaranteed and sponsored                           $502     $497      $497
 Guaranteed and sponsored - asset backed           3,568    3,391     3,391
 States, municipalities and political subdivisions   201      202       202
 International governments                           291      306       306
 Public utilities                                    949      976       976
 All other corporate                               5,056    5,134     5,134
 All other corporate - asset backed                3,065    3,086     3,086
 Short-term investments                              808      808       808
                   Total Fixed Maturities        $14,440  $14,400   $14,400

Equity Securities
 Common stocks - industrial, miscellaneous
  and all other                                       61       63        63

                   Total Fixed Maturities and
                    Equity Securities            $14,501  $14,463   $14,463

 Policy loans                                      3,381    3,381     3,381
 Mortgage loans                                      265      265       265
 Other investments                                   156      159       156
                   Total Investments             $18,303  $18,268   $18,265

Fair value for stocks and bonds approximate those quotations published by applicable stock exchanges or are received from other reliable sources. The fair value for short-term investments approximates cost.

Policy and mortgage loans carrying amounts approximate fair value.


                 HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                 SCHEDULE III - SUPPLEMENTAL INSURANCE INFORMATION
                                  (IN MILLIONS)

                                                                                                            Amort. of
                          Deferred    Future      Other      Premiums and      Net      Benefits, Claims    Deferred     Other
                           Policy     Policy   Policyholder      Other      Investment    and Claim Adj.     Policy    Insurance
                         Acq. Costs  Benefits     Funds      Considerations   Income         Expenses      Acq. Costs   Expenses
                             As of December 31, 1995                       Year ended December 31, 1995

Individual Life
 and Annuity             $2,088         $706     $4,371         $514            $283          $277            $176         $108
Asset Management
 Services                    87        1,169      8,942           51             683           722              23           68
Specialty Insurance
 Operations                  13          498      9,285          922             351           423               0          816
          Total          $2,188       $2,373    $22,598       $1,487          $1,317        $1,422            $199         $992


                             As of December 31, 1994                       Year ended December 31, 1994

Individual Life
 and Annuity             $1,708         $582     $4,257         $492            $199          $334            $137          $80
Asset Management
 Services                   101          845     10,160           39             750           695               8           48
Specialty Insurance
 Operations                   0          463      6,911          569             350           376               0          518
          Total          $1,809       $1,890    $21,328       $1,100          $1,299        $1,405            $145         $646

                             As of December 31, 1993                       Year ended December 31, 1993


Individual life
 and Annuity             $1,237         $428     $3,535         $423            $172          $249             $97         $120
Asset Management
 Services                    97          703      9,026           35             759           662              16           45
Specialty Insurance
 Operations                   0          528      5,673          289             136           135               0          272
          Total          $1,334       $1,659    $18,234         $747          $1,067        $1,046            $113         $437

Investment income is allocated to the reportable division based on each division's share of investable funds or on a direct basis, where applicable, including realized capital gains and losses.

Benefits, claims and claims adjustment expenses include the increase in liability for future policy benefits and death, disability and other contract benefits payments.

Other insurance expenses are allocated to the division based upon specific identification, where possible.

                 HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                           SCHEDULE IV - REINSURANCE
                                 (IN MILLIONS)

                                                                                           Percentage of
                                   Gross       Ceded to         Assumed from      Net      Amount Assumed
                                   Amount    Other Companies   Other Companies   Amount    to Net Amount
Year ended December 31, 1995

Life insurance in force           $182,716     $112,774           $26,996       $96,938         27.8%

Premiums and other considerations
 Individual Life and Annuity          $549         $163              $122          $508         24.0%
 Asset Management Services              51            0                 0            51          0.0%
 Specialty Insurance Operations        632          162               452           922         49.0%
                                       313          324                17             6        283.3%
          Total                     $1,545         $649              $591        $1,487         39.7%

Year ended December 31, 1994

Life insurance in force           $136,929      $87,553           $35,016       $84,392         41.5%

Premiums and other considerations
 Individual Life and Annuity          $448          $71              $106          $483         21.9%
 Asset Management Services              39            0                 0            39          0.0%
 Specialty Insurance Operations        521          140               188           569         33.0%
 Accident and Health                   308          304                 5             9         55.6%
          Total                     $1,316          515              $299        $1,100         27.2%

Year ended December 31, 1993

Life insurance in force            $93,099      $71,415           $27,067       $48,751         55.5%

Premiums and other considerations
 Individual Life and Annuity          $417          $85               $91          $423         21.5%
 Asset Management Services              25            0                 0            25          0.0%
 Specialty Insurance Operations        386           97                 0           289          0.0%
 Accident and Health                   307          299                 2            10         20.0%
          Total                     $1,135         $481               $93          $747         12.4%


                      THIS PAGE INTENTIONALLY LEFT BLANK